UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-10491

Nuveen Real Estate Income Fund

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices)  (Zip code)

Mark L. Winget

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code:   (312) 917-7700

Date of fiscal year end:   December 31

Date of reporting period:   June 30, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

30 June 2021

Nuveen Closed-End Funds

JRS	Nuveen Real Estate Income Fund
JRI	Nuveen Real Asset Income and Growth Fund

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will not be sent to you by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.

You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, by calling 800-257-8787 and selecting option #2 or (ii) by logging into your Investor Center account at www.computershare.com/investor and clicking on “Communication Preferences”. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.

Semiannual Report

IMPORTANT DISTRIBUTION NOTICE

for Shareholders of the Nuveen Real Estate Income Fund (JRS)

Semiannual Shareholder Report for the period ending June 30, 2021

The Nuveen Real Estate Income Fund (JRS) seeks to offer attractive cash flow to its shareholders, by converting the expected long-term total return potential of the Fund’s investments in REITs into regular quarterly distributions. Following is a discussion of the Managed Distribution Policy the Fund uses to achieve this.

The Fund pays quarterly common share distributions that seek to convert the Fund’s expected long-term total return potential into regular cash flow. As a result, the Fund’s regular common share distributions (presently $0.1900 per share) may be derived from a variety of sources, including:

•	distributions from portfolio companies (REITs),

•	realized capital gains or,

•	possibly, returns of capital representing in certain cases unrealized capital appreciation.

Such distributions are sometimes referred to as “managed distributions.” The Fund seeks to establish a distribution rate that roughly corresponds to the Adviser’s projections of the total return that could reasonably be expected to be generated by the Fund over an extended period of time. The Adviser may consider many factors when making such projections, including, but not limited to, long-term historical returns for the asset classes in which the Fund invests. As portfolio and market conditions change, the distribution amount and distribution rate on the Common Shares under the Fund’s Managed Distribution Policy could change.

When it pays a distribution, the Fund provides holders of its Common Shares a notice of the estimated sources of the Fund’s distributions (i.e., what percentage of the distributions is estimated to constitute ordinary income, short-term capital gains, long-term capital gains, and/or a non-taxable return of capital) on a year-to-date basis. It does this by posting the notice on its website (www.nuveen.com/cef), and by sending it in written form.

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Policy. The Fund’s actual financial performance will likely vary from month-to-month and from year-to-year, and there may be extended periods when the distribution rate will exceed the Fund’s actual total returns. The Managed Distribution Policy provides that the Board may amend or terminate the Policy at any time without prior notice to Fund shareholders. There are presently no reasonably foreseeable circumstances that might cause the Fund to terminate its Managed Distribution Policy.

Chair’s Letter to Shareholders

Dear Shareholders,

More than a year has passed since the World Health Organization declared COVID-19 a global pandemic in March 2020, resulting in a year marked by a global economic downturn, financial market turbulence and some immeasurable losses of life. Although the health crisis persists, with the widespread distribution of vaccines in the U.S. and extraordinary economic interventions by governments and central banks around the world, we collectively look forward to what our “new normal” might be.

Global economic activity has continued to rebound, driving both gross domestic product growth and inflation higher, especially in the U.S. Vaccinations have enabled a further reopening of economies while governments and central banks have taken extraordinary measures to support the recoveries. To extend relief programs enacted earlier in the crisis, the U.S. government passed $900 billion in aid to individuals and businesses in late December 2020. Another $1.9 trillion relief package was signed into law in March 2021, providing extended unemployment benefits, direct payments to individuals and families, assistance to state and local municipalities, grants to education and public health, and other support. Currently, Congress is working on an infrastructure spending plan, although its final shape and whether it passes remains to be seen. The U.S. Federal Reserve (Fed) and other central banks around the world have upgraded their economic forecasts but remain committed to sustaining the recovery by maintaining accommodative monetary conditions. However, as economies have reopened, the surge in consumer demand has outpaced supply chain capacity, resulting in a jump in inflation indicators in recent months. Whether inflation persists is a subject of debate by economists and some market observers, while the Fed and other central banks believe it to be more transitory.

While the markets’ longer-term outlook has brightened, we expect intermittent bouts of volatility to continue. Markets are closely monitoring central bank signals, particularly if inflation remains elevated, as a sooner-than-expected shift to monetary tightening could slow the economic recovery. Additionally, COVID-19 cases are rising again, as more virulent strains such as the delta variant have spread, both case counts and hospitalizations are rising, and vaccination rollouts have been uneven around the country and around the world. The recovery hinges on controlling the virus, and estimates vary considerably on when economic activity might be fully restored and what level of public inoculation would be sufficient to contain the spread of the virus, particularly in light of new variants. On the political front, the Biden administration’s full policy agenda and the potential for Congressional gridlock remain to be seen, either of which could cause investment outlooks to shift. Short-term market fluctuations can provide your Fund opportunities to invest in new ideas as well as upgrade existing positioning while providing long-term value for shareholders. For more than 120 years, the careful consideration of risk and reward has guided Nuveen’s focus on delivering long-term results to our shareholders.

If you have concerns about what’s coming next, it may be an opportune time to assess your portfolio. We encourage you to review your time horizon, risk tolerance and investment goals with your financial professional.

On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Terence J. Toth

Chair of the Board

August 23, 2021

Important Semiannual Shareholder Report Notice

For Shareholders of

Nuveen Real Estate Income Fund (JRS)

Nuveen Real Asset Income and Growth Fund (JRS)

Semiannual Shareholder Report for the period ending June 30, 2021

Beginning with this semiannual shareholder report, the Funds will only include portfolio manager commentaries in their annual shareholder reports. For the Funds’ most recent annual portfolio manager discussion, please refer to the Portfolio Managers’’ Comments section of each Fund’s December 31, 2020 annual shareholder report.

For current information on your Fund’s investment objectives, portfolio management team and average annual total returns please refer to the Fund’s website at www.nuveen.com.

For changes that occurred to your Fund both during and subsequent to this reporting period, please refer to the Notes to Financial Statements section of this report.

For average annual total returns as of the end of this reporting period, please refer to the Performance Overview and Holding Summaries section within this report.

Fund Leverage

IMPACT OF THE FUNDS’ LEVERAGE STRAGEGY ON PERFORMANCE

One important factor impacting the returns of the Funds’ common shares relative to its comparative benchmarks was the Funds’ use of leverage through bank borrowings. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income. The opportunity arises when short-term rates that the Fund pays on its leveraging instruments are lower than the interest the Fund earns on its portfolio securities that it has bought with the proceeds of that leverage. This has been particularly true in the recent market environment where short-term rates have been low by historical standards.

However, use of leverage can expose Fund common shares to additional price volatility. When a Fund uses leverage, the Fund’s common shares will experience a greater increase in their net asset value if the securities acquired through the use of leverage increase in value, but will also experience a correspondingly larger decline in their net asset value if the securities acquired through leverage decline in value. All this will make the shares’ total return performance more variable over time.

In addition, common share income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. In recent quarters, fund leverage expenses have generally tracked the overall movement of short-term interest rates. While fund leverage expenses are somewhat higher than their recent lows, leverage nevertheless continues to provide the opportunity for incremental common share income, particularly over longer-term periods.

The Funds also continued to use interest rate swap contracts to partially hedge the interest cost of leverage. The impact of the swap contracts on total return performance was positive during this reporting period.

As of June 30, 2021, the Funds’ percentages of leverage are as shown in the accompanying table.

	JRS	JRI
Effective Leverage*	28.33%	27.78%
Regulatory Leverage*	28.33%	27.78%
*

Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in the Fund’s portfolio that increase the Fund’s investment exposure. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund’s capital structure. A Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of a Fund’s effective leverage ratio. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUNDS’ REGULATORY LEVERAGE

Bank Borrowings

As noted previously, the Funds employ leverage through the use of bank borrowings. The Funds’ bank borrowing activities are as shown in the accompanying table.

	Current Reporting Period					Subsequent to the Close of the Reporting Period
Fund	Outstanding Balance as of January 1, 2021	Draws	Paydowns	Outstanding Balance as of June 30, 2021	Average Balance Outstanding	Draws	Paydowns	Outstanding Balance as of August 26, 2021
JRS	$110,000,000	$23,000,000	$ —	$133,000,000	$116,411,602	$ —	$ —	$133,000,000
JRI	$166,035,000	$14,500,000	$ —	$180,535,000	$173,389,144	$5,800,000	$ —	$186,335,000

Refer to Notes to Financial Statements, Note 8 – Borrowing Arrangements for further details.

Common Share Information

JRS DISTRIBUTION INFORMATION

The following 19(a) Notice presents JRS’s most current distribution information as of May 31, 2021 as required by certain exempted regulatory relief the Fund has received.

Because the ultimate tax character of your distributions depends on the Fund’s performance for its entire fiscal year (which is the calendar year for the Fund) as well as certain fiscal year-end (FYE) tax adjustments, estimated distribution source information you receive with each distribution may differ from the tax information reported to you on your Fund’s IRS Form 1099 statement.

DISTRIBUTION INFORMATION – AS OF MAY 31, 2021

This notice provides shareholders with information regarding fund distributions, as required by current securities laws. You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Policy.

The Fund may in certain periods distribute more than its income and net realized capital gains, and the Fund currently estimates that it has done so for the fiscal year-to-date period. In such instances, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions set forth below are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes. More details about the Fund’s distributions and the basis for these estimates are available on www.nuveen.com/cef.

The following table provides estimates of the Fund’s distribution sources, reflecting year-to-date cumulative experience through the latest month-end. The Fund attributes these estimates equally to each regular distribution throughout the year. Consequently, the estimated information shown below is for the current distribution, and also represents an updated estimate for all prior months in the year.

Data as of May 31, 2021

		Estimated Per Share Sources of Distribution[1]				Estimated Percentage of the Distribution[1]
JRS (FYE 12/31)	Per Share Distribution	Net Investment Income	Long-Term Gains	Short-Term Gains	Return of Capital	Net Investment Income	Long-Term Gains	Short-Term Gains	Return of Capital
Current Quarter	$0.1900	$0.0003	$0.0281	$0.0000	$0.1616	0.2%	14.8%	0.0%	85.0%
Fiscal YTD	$0.3800	$0.0006	$0.0563	$0.0000	$0.3231	0.2%	14.8%	0.0%	85.0%

[1]

Net investment income (NII) is a projection through the end of the current calendar quarter using actual data through the stated month-end date above. Capital gain amounts are as of the stated date above. JRS owns REIT securities which attribute their distributions to various sources including NII, gains, and return of capital. The estimated per share sources above include an allocation of the NII based on prior year attributions which can be expected to differ from the actual final attributions for the current year.

Common Share Information (continued)

The following table provides information regarding JRS’ distributions and total return performance over various time periods. This information is intended to help you better understand whether returns for the specified time periods were sufficient to meet distributions.

Data as of May 31, 2021

				Annualized		Cumulative
JRS (FYE 12/31) Inception Date	Quarterly Distribution	Fiscal YTD Distribution	Net Asset Value (NAV)	5-Year Return on NAV	Fiscal YTD Dist Rate on NAV[1]	Fiscal YTD Return on NAV	Fiscal YTD Dist Rate on NAV[1]
Nov 2001	$0.1900	$0.3800	$11.43	7.38%	6.65%	20.83%	3.32%

[1]	As a percentage of 5/31/21 NAV.

JRI’s DISTRIBUTION INFORMATION

The following information regarding JRI’s distributions is current as of June 30, 2021, the date of the distribution data included within the Fund’s most recent distribution notice of the time this report was prepared. The Fund’s distribution levels may vary over time based on the Fund’s investment activities and portfolio investment value changes.

The Fund has adopted a managed distribution program. The goal of the Fund’s managed distribution program is to provide shareholders relatively consistent and predictable cash flow by systematically converting its expected long-term return potential into regular distributions. As a result, regular distributions throughout the year will likely include a portion of expected long-term and/or short-term gains (both realized and unrealized), along with net investment income.

Important points to understand about Nuveen fund managed distributions are:

•

The Fund seeks to establish a relatively stable common share distribution rate that roughly corresponds to the projected total return from its investment strategy over an extended period of time. However, you should not draw any conclusions about the Fund’s past or future investment performance from its current distribution rate.

•

Actual common share returns will differ from projected long-term returns (and therefore the Fund’s distribution rate), at least over shorter time periods. Over a specific timeframe, the difference between actual returns and total distributions will be reflected in an increasing (returns exceed distributions) or a decreasing (distributions exceed returns) Fund net asset value.

•	Each period’s distributions are expected to be paid from some or all of the following sources:

•	net investment income consisting of regular interest and dividends,

•	net realized gains from portfolio investments, and

•	unrealized gains, or, in certain cases, a return of principal (non-taxable distributions).

•

A non-taxable distribution is a payment of a portion of the Fund’s capital. When the Fund’s returns exceed distributions, it may represent portfolio gains generated, but not realized as a taxable capital gain. In periods when the Fund’s returns fall short of distributions, it will represent a portion of your original principal unless the shortfall is offset during other time periods over the life of your investment (previous or subsequent) when the Fund’s total return exceeds distributions.

•

Because distribution source estimates are updated throughout the current fiscal year based on the Fund’s performance, these estimates may differ from both the tax information reported to you in the Fund’s 1099 statement, as well as the ultimate economic sources of distributions over the life of your investment.

The following table provides information regarding the Fund’s distributions and total return performance over various time periods. This information is intended to help you better understand whether the Fund’s returns for the specified time periods were sufficient to meet its distributions.

Data as of June 30, 2021

		Annualized			Cumulative
Inception Date	Latest Monthly Per Share Distribution	Current Distribution on NAV	1-Year Return on NAV	5-Year Return on NAV	Fiscal YTD Distributions on NAV	Fiscal YTD Return on NAV
4/25/2012	$0.0965	6.77%	34.30%	5.39%	3.39%	11.79%

The following table provides estimates of the Fund’s distribution sources, reflecting year-to-date cumulative experience through the latest month-end. These estimates are for informational purposes only. The Fund attributes these estimates equally to each regular distribution throughout the year. Consequently, the estimated information shown below is for the current distribution, and also represents an updated estimate for all prior months in the year.

The amounts and sources of distributions reported in this notice are for financial reporting purposes and are not being provided for tax reporting purposes. The actual amounts and character of the distributions for tax reporting purposes will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year-end. More details about the Fund’s distributions and the basis for these estimates are available on www.nuveen.com/cef.

Data as of June 30, 2021

Fiscal YTD Percentage of Distribution			Fiscal YTD Per Share Amounts
Net Investment Income	Realized Gains	Return of Capital	Distributions	Net Investment Income	Realized Gains	Return of Capital
70.94%	0.00%	29.06%	$0.5790	$0.4108	$0.0000	$0.1682

NUVEEN CLOSED-END FUND DISTRIBUTION AMOUNTS

The Nuveen Closed-End Funds’ monthly and quarterly periodic distributions to shareholders are posted on www.nuveen.com and can be found on Nuveen’s enhanced closed-end fund resource page, which is at https://www.nuveen.com/resource-center-closed-end-funds, along with other Nuveen closed-end fund product updates. To ensure timely access to the latest information, shareholders may use a subscribe function, which can be activated at this web page (https://www.nuveen.com/subscriptions).

COMMON SHARE REPURCHASES

During August 2021 (subsequent to the close of the reporting period), the Funds’ Board of Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding common shares.

As of June 30, 2021, and since the inception of the Funds’ repurchase programs, the Funds have cumulatively repurchased and retired common shares as shown in the accompanying table.

	JRS	JRI
Common shares cumulatively repurchased and retired	0	206,500
Common shares authorized for repurchase	2,885,000	2,745,000

During the current reporting period, the Funds did not repurchase any of their outstanding common shares.

Common Share Information (continued)

OTHER COMMON SHARE INFORMATION

As of June 30, 2021, the Funds’ common share prices were trading at a premium/(discount) to their common share NAVs and trading at an average premium/(discount) to NAV during the current reporting period, as follows.

	JRS	JRI
Common share NAV	$11.65	$17.10
Common share price	$11.09	$16.07
Premium/(Discount) to NAV	(4.81)%	(6.02)%
Average premium/(discount) to NAV	(8.69)%	(9.87)%

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JRS	Nuveen Real Estate Income Fund Performance Overview and Holding Summaries as of June 30, 2021

Refer to the Glossary of Terms Used in this Report for further definitions of terms used in this section.

Average Annual Total Returns as of June 30, 2021

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
JRS at Common Share NAV	25.16%	44.75%	7.02%	9.99%
JRS at Common Share Price	36.30%	61.49%	7.25%	8.83%
JRS Custom Blended Fund Performance Benchmark[1]	16.15%	31.68%	6.57%	8.82%
Wilshire U.S. Real Estate Securities Index (WILRESI)	22.70%	37.55%	6.46%	9.49%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Daily Common Share NAV and Share Price

1

The JRS Custom Blended Fund Performance Benchmark consists of: 1) 60% Wilshire U.S. Real Estate Securities Index (WILRESI), 2) 40% Financial Times Stock Exchange National Association of Real Estate Investments Trust (FTSE Nareit) Preferred Stock Index.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Real Estate Investment Trust Common Stocks	90.8%
Real Estate Investment Trust Preferred Stocks	42.1%
Corporate Bonds	3.6%
Repurchase Agreements	5.9%
Other Assets Less Liabilities	(2.9)%
Net Assets Plus Borrowings	139.5%
Borrowings	(39.5)%
Net Assets	100%

Portfolio Credit Quality

(% of total long-term fixed-income securities)

A	18.9%
BBB	46.5%
BB or Lower	16.0%
N/R (not rated)	18.6%
Total	100%

Portfolio Composition

(% of total investments)

Specialized	22.1%
Residential	18.4%
Office	16.0%
Retail	12.3%
Industrial	10.1%
Hotels	5.8%
Other[1]	11.2%
Repurchase Agreements	4.1%
Total	100%

Top Five Common Stock Holdings

(% of total investments)

Prologis Inc	6.0%
Equinix Inc	4.6%
Public Storage	3.5%
Alexandria Real Estate Equities Inc	3.5%
Equity Residential	3.1%

Top Five Preferred Stock Issuers

(% of total investments)

Public Storage	6.1%
Highwoods Properties Inc	3.3%
Vornado Realty Trust	3.1%
PS Business Parks Inc	1.7%
Rexford Industrial Realty Inc	1.4%

1	See Portfolio of Investments for details on “other” Portfolio Composition.

JRI	Nuveen Real Asset Income and Growth Fund Performance Overview and Holding Summaries as of June 30, 2021

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of June 30, 2021

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
JRI at Common Share NAV	11.79%	34.30%	5.39%	8.26%
JRI at Common Share Price	24.08%	49.75%	7.31%	8.02%
JRI Custom Blended Fund Performance Benchmark[1]	6.84%	22.05%	6.32%	6.83%
MSCI World Index (Net)	13.05%	39.04%	14.83%	11.87%

Since inception returns are from 4/25/12. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Daily Common Share NAV and Share Price

1

The JRI Custom Blended Fund Performance Benchmark consists of: 1) 25% of the return of the Financial Times Stock Exchange – European Public Real Estate Association/National Association of Real Estate Investment Trusts (FTSE EPRA/Nareit) Developed Index (Net), 2) 22% of the return of the S&P Global Infrastructure Index (Net), 3) 20% of the return of the ICE Hybrid & Preferred Infrastructure 7% Issuer Constrained Custom Index, 4) 20% of the Bloomberg Barclays U.S. Corporate High Yield Bond Index and 5) 13% of the return of the Financial Times Stock Exchange National Association of Real Estate Investment Trusts (FTSE Nareit) Preferred Stock Index.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Common Stocks	35.5%
Real Estate Investment Trust Common Stocks	33.4%
Corporate Bonds	20.8%
$25 Par (or similar) Retail Preferred	19.7%
$1,000 Par (or similar) Institutional Preferred	13.8%
Convertible Preferred Securities	9.4%
Investment Companies	1.0%
Convertible Bonds	0.8%
Whole Loans	0.8%
Variable Rate Senior Loan Interests	0.5%
Mortgage-Backed Securities	0.3%
Repurchase Agreements	2.3%
Other Assets Less Liabilities	0.2%
Net Assets Plus Borrowings	138.5%
Borrowings	(38.5)%
Net Assets	100%

Top Five Common Stock Holdings

(% of total common stocks)

Williams Cos Inc	7.2%
SSE PLC	4.4%
Enterprise Products Partners LP	3.7%
Enagas SA	3.5%
Enbridge Inc	3.3%

Portfolio Composition

(% of total investments)

Real Estate Investment Trust Common Stocks	24.1%
Electric Utilities	14.4%
Oil, Gas & Consumable Fuels	13.6%
Equity Real Estate Investment Trust	10.8%
Multi-Utilities	8.0%
Real Estate Management & Development	5.9%
Gas Utilities	4.4%
Independent Power & Renewable Electricity Producers	2.7%
Diversified Telecommunication Services	2.2%
Other[1]	12.2%
Repurchase Agreements	1.7%
Total	100%

Portfolio Credit Quality

(% of total fixed-income investments)

AAA	0.4%
AA	0.1%
A	2.6%
BBB	45.2%
BB or Lower	36.6%
N/R (not rated)	15.1%
Total	100%

Country Allocation2

(% of total investments)

United States	54.1%
Canada	14.5%
Australia	5.0%
United Kingdom	3.9%
Singapore	3.0%
Spain	3.0%
Hong Kong	2.3%
Italy	1.6%
France	1.3%
Germany	1.2%
China	1.1%
Other	9.0%
Total	100%

1	See Portfolio of Investments for details on “other” Portfolio Composition.
2	Includes 5.9% (as a percentage of total investments) in emerging markets countries.

Shareholder Meeting Report

The annual meeting of shareholders was held on April 6, 2021 for JRS and JRI. The meeting was held virtually due to public health concerns regarding the ongoing COVID-19 pandemic; at this meeting the shareholders were asked to elect Board members.

	JRS	JRI
	Common Shares	Common Shares
Approval of the Board Members was reached as follows:
Jack B. Evans
For	15,646,895	15,514,310
Withhold	5,494,985	6,088,059
Total	21,141,880	21,602,369
Albin F. Moschner
For	15,691,969	15,565,789
Withhold	5,449,911	6,036,580
Total	21,141,880	21,602,369
Matthew Thornton III
For	20,724,009	20,769,226
Withhold	417,871	833,143
Total	21,141,880	21,602,369

JRS	Nuveen Real Estate Income Fund Portfolio of Investments June 30, 2021
(Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 136.5% (95.9% of Total Investments)

	REAL ESTATE INVESTMENT TRUST COMMON STOCKS – 90.8% (63.7% of Total Investments)

	Health Care – 6.5% (4.5% of Total Investments)

351,325	Healthpeak Properties Inc	$11,695,609
120,715	Welltower Inc	10,031,417
	Total Health Care	21,727,026

	Hotels – 3.7% (2.6% of Total Investments)

619,830	Sunstone Hotel Investors Inc, (2)	7,698,288
252,720	Xenia Hotels & Resorts Inc, (2)	4,733,446
	Total Hotels	12,431,734

	Industrial – 10.7% (7.5% of Total Investments)

140,120	First Industrial Realty Trust Inc	7,318,468
239,163	Prologis Inc	28,587,153
	Total Industrial	35,905,621

	Office – 14.3% (10.1% of Total Investments)

91,945	Alexandria Real Estate Equities Inc	16,728,473
76,025	Boston Properties Inc	8,711,705
172,065	Douglas Emmett Inc	5,784,825
86,710	Highwoods Properties Inc	3,916,691
178,915	Hudson Pacific Properties Inc	4,977,415
74,525	Kilroy Realty Corp	5,189,921
35,855	SL Green Realty Corp	2,868,400
	Total Office	48,177,430

	Residential – 23.5% (16.5% of Total Investments)

378,935	American Homes 4 Rent	14,721,625
203,122	Apartment Income REIT Corp	9,634,077
70,238	AvalonBay Communities Inc, (3)	14,657,968
68,420	Camden Property Trust	9,077,281
72,795	Equity LifeStyle Properties Inc	5,409,396
191,320	Equity Residential	14,731,640
291,210	Invitation Homes Inc	10,859,221
	Total Residential	79,091,208

	Retail – 10.9% (7.6% of Total Investments)

53,825	Federal Realty Investment Trust	6,306,675
361,660	Kimco Realty Corp	7,540,611
228,415	Macerich Co/The	4,168,574
105,515	Regency Centers Corp	6,760,346
71,390	Simon Property Group Inc	9,314,967
169,555	SITE Centers Corp	2,553,499
	Total Retail	36,644,672

	Specialized – 21.2% (14.9% of Total Investments)

24,995	CoreSite Realty Corp	3,364,327
225,925	CubeSmart	10,464,846
70,455	Digital Realty Trust Inc	10,600,660
27,240	Equinix Inc	21,862,824
77,655	Life Storage Inc	8,336,264
55,890	Public Storage	16,805,564
	Total Specialized	71,434,485
	Total Real Estate Investment Trust Common Stocks (cost $209,386,526)	305,412,176

JRS	Nuveen Real Estate Income Fund (continued)
Portfolio of Investments June 30, 2021
(Unaudited)

Shares	Description (1)	Coupon	Ratings (4)	Value

	REAL ESTATE INVESTMENT TRUST PREFERRED STOCKS – 42.1% (29.6% of Total Investments)

	Diversified – 5.6% (3.9% of Total Investments)

35,010	Armada Hoffler Properties Inc	6.750%	N/R	$936,867
10,130	CTO Realty Growth Inc, (2), (5), (WI/DD)	6.375%	N/R	257,505
43,965	DigitalBridge Group Inc, (2)	7.125%	N/R	1,152,323
35,015	DigitalBridge Group Inc, (2)	7.150%	N/R	898,135
7,350	PS Business Parks Inc	4.875%	BBB	204,330
120,575	PS Business Parks Inc	5.200%	BBB	3,220,558
105,035	PS Business Parks Inc	5.200%	BBB	2,677,342
74,625	PS Business Parks Inc	5.250%	BBB	1,982,786
44,578	VEREIT Inc	6.700%	BB+	1,126,486
232,045	Vornado Realty Trust	5.250%	Baa3	6,260,574
	Total Diversified			18,716,906

	Health Care – 0.3% (0.2% of Total Investments)

5,765	Diversified Healthcare Trust	5.625%	BB-	139,455
28,875	Diversified Healthcare Trust	6.250%	BB-	716,100
	Total Health Care			855,555

	Hotels – 4.5% (3.2% of Total Investments)

95,245	Chatham Lodging Trust, (2), (5)	6.625%	N/R	2,476,370
132,110	DiamondRock Hospitality Co	8.250%	N/R	3,798,162
6,460	Hersha Hospitality Trust	6.500%	N/R	152,133
9,075	Hersha Hospitality Trust	6.500%	N/R	213,716
57,425	Hersha Hospitality Trust	6.875%	N/R	1,427,580
22,025	Pebblebrook Hotel Trust	6.300%	N/R	557,012
52,335	Pebblebrook Hotel Trust	6.375%	N/R	1,319,889
88,755	Pebblebrook Hotel Trust, (2)	6.375%	N/R	2,419,461
87,125	Pebblebrook Hotel Trust	6.500%	N/R	2,184,224
10,000	Summit Hotel Properties Inc	6.450%	N/R	251,800
17,825	Sunstone Hotel Investors Inc	6.125%	N/R	506,052
	Total Hotels			15,306,399

	Industrial – 3.6% (2.6% of Total Investments)

32,985	Monmouth Real Estate Investment Corp	6.125%	N/R	833,531
10,115	Plymouth Industrial REIT Inc	7.500%	N/R	268,048
59,877	Prologis Inc, (5)	8.540%	BBB	4,347,070
145,755	Rexford Industrial Realty Inc	5.625%	BB+	3,986,399
51,355	Rexford Industrial Realty Inc	5.875%	BB+	1,293,124
57,851	Rexford Industrial Realty Inc	5.875%	BB+	1,551,564
	Total Industrial			12,279,736

	Office – 8.5% (5.9% of Total Investments)

12,713	Highwoods Properties Inc, (5)	8.625%	Baa3	15,891,250
152,510	SL Green Realty Corp	6.500%	Ba1	3,881,379
120,109	Vornado Realty Trust	5.250%	Baa3	3,222,524
49,189	Vornado Realty Trust	5.400%	Baa3	1,275,963
163,688	Vornado Realty Trust	5.700%	Baa3	4,259,162
	Total Office			28,530,278

	Residential – 2.7% (1.9% of Total Investments)

40,730	American Homes 4 Rent	5.875%	BB	1,047,576
65,105	American Homes 4 Rent	5.875%	BB	1,681,011
117,810	American Homes 4 Rent	6.250%	Ba1	3,252,734
34,373	Mid-America Apartment Communities Inc	8.500%	BBB-	2,223,589
12,330	UMH Properties Inc	6.375%	N/R	324,772
23,603	UMH Properties Inc	6.750%	N/R	618,399
	Total Residential			9,148,081

	Retail – 6.7% (4.7% of Total Investments)

147,810	Federal Realty Investment Trust	5.000%	BBB	3,905,140
152,512	Kimco Realty Corp	5.125%	Baa2	3,954,636
82,978	Kimco Realty Corp	5.250%	Baa2	2,219,661

Shares	Description (1)	Coupon		Ratings (4)	Value

	Retail (continued)

63,645	National Retail Properties Inc	5.200%		Baa2	$1,645,860
129,000	Saul Centers Inc	6.000%		N/R	3,515,250
4,870	Saul Centers Inc	6.125%		N/R	128,471
5,494	Simon Property Group Inc	8.375%		BBB	383,619
116,200	SITE Centers Corp	6.375%		BB+	3,128,104
22,845	Spirit Realty Capital Inc	6.000%		BB+	598,539
53,645	Urstadt Biddle Properties Inc	5.875%		N/R	1,406,035
60,825	Urstadt Biddle Properties Inc	6.250%		N/R	1,592,399
	Total Retail				22,477,714

	Specialized – 10.2% (7.2% of Total Investments)

22,100	Digital Realty Trust Inc	5.200%		Baa3	622,778
20,495	Digital Realty Trust Inc	5.250%		Baa3	532,870
18,665	Digital Realty Trust Inc	5.850%		Baa3	530,273
21,150	EPR Properties	5.750%		Ba1	543,978
51,191	National Storage Affiliates Trust	6.000%		N/R	1,382,157
33,800	Public Storage	3.875%		A3	859,534
9,735	Public Storage	3.900%		A3	255,252
100,000	Public Storage, (2)	4.000%		A3	2,528,000
75,615	Public Storage	4.125%		A3	1,969,771
79,525	Public Storage	4.625%		A3	2,190,118
21,030	Public Storage	4.700%		A3	588,630
25,629	Public Storage	4.750%		A3	706,848
78,350	Public Storage	4.875%		A3	2,164,027
44,825	Public Storage	4.900%		A3	1,143,486
119,850	Public Storage	4.950%		A3	3,005,838
147,424	Public Storage	5.050%		A3	3,903,787
344,335	Public Storage	5.600%		A3	9,847,981
63,895	QTS Realty Trust Inc	7.125%		B	1,647,852
	Total Specialized				34,423,180
	Total Real Estate Investment Trust Preferred Stocks (cost $133,788,156)				141,737,849

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	CORPORATE BONDS – 3.6% (2.6% of Total Investments)

	Equity Real Estate Investment Trust – 3.6% (2.6% of Total Investments)

$7,500	VEREIT Operating Partnership LP	2.200%	6/15/28	BBB	$7,609,768
1,466	Vornado Realty LP	2.150%	6/01/26	Baa2	1,485,693
2,911	Welltower Inc	4.000%	6/01/25	BBB+	3,208,538
$11,877	Total Corporate Bonds (cost $12,288,751)				12,303,999
	Total Long-Term Investments (cost $355,463,433)				459,454,024

Principal Amount (000)	Description (1)	Coupon	Maturity		Value

	SHORT-TERM INVESTMENTS – 5.9% (4.1% of Total Investments)

	REPURCHASE AGREEMENTS – 5.9% (4.1% of Total Investments)

$19,785	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/21, repurchase price $19,785,298, collateralized by $20,554,400, U.S. Treasury Notes, 1.875%, due 2/15/41, value $20,181,058	0.000%	7/01/21		$19,785,298
	Total Short-Term Investments (cost $19,785,298)				19,785,298
	Total Investments (cost $375,248,731) – 142.4%				479,239,322
	Borrowings – (39.5)% (6), (7)				(133,000,000)
	Other Assets Less Liabilities – (2.9)% (8)				(9,728,262)
	Net Assets – 100%				$336,511,060

JRS	Nuveen Real Estate Income Fund (continued)
Portfolio of Investments June 30, 2021
(Unaudited)

Investments in Derivatives

Interest Rate Swaps – OTC Uncleared

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (9)	Optional Termination Date	Maturity Date	Value	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital Services LLC	$72,400,000	Receive	1-Month LIBOR	1.994%	Monthly	6/01/18	7/01/25	7/01/27	$(5,019,515)	$(5,019,515)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.

(3)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(4)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(5)	For fair value measurement disclosure purposes, investment classified as Level 2.

(6)	Borrowings as a percentage of Total Investments is 27.8%.

(7)

The Fund may pledge up to 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings. As of the end of the reporting period investments with a value of $249,608,310 have been pledged as collateral for borrowings.

(8)

Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(9)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.

LIBOR	London Inter-Bank Offered Rate

REIT	Real Estate Investment Trust

WI/DD	Purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

JRI	Nuveen Real Asset Income and Growth Fund Portfolio of Investments June 30, 2021
(Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 136.0% (98.3% of Total Investments)

	COMMON STOCKS – 35.5% (25.7% of Total Investments)

	Air Freight & Logistics – 0.5%

32,343	Oesterreichische Post AG	$1,720,029
68,012	PostNL NV, (2)	369,535
	Total Air Freight & Logistics	2,089,564

	Commercial Services & Supplies – 0.4%

3,316,247	China Everbright Environment Group Ltd, (2)	1,879,286

	Diversified Financial Services – 0.3%

882,882	Sdcl Energy Efficiency Income Trust PLC	1,428,910

	Diversified Telecommunication Services – 1.7%

2,014,429	HKBN Ltd	2,438,807
424,135	HKT Trust & HKT Ltd, (2)	577,704
7,239,913	NetLink NBN Trust, (2)	5,117,844
	Total Diversified Telecommunication Services	8,134,355

	Electric Utilities – 7.2%

2,236,021	AusNet Services Ltd, (2), Reg S	2,930,685
42,116	CEZ AS, (2)	1,248,953
191,744	Cia de Transmissao de Energia Eletrica Paulista	967,240
73,469	CK Infrastructure Holdings Ltd, (2)	437,649
32,504	Emera Inc	1,474,689
167,661	Endesa SA, (2)	4,070,102
111,638	Enel Chile SA, ADR	329,332
52,579	Enel SpA, (2)	488,610
113,365	OGE Energy Corp	3,814,732
117,828	Power Assets Holdings Ltd, (2)	722,999
34,716	PPL Corp, (3)	971,007
196,297	Red Electrica Corp SA, (2)	3,644,486
2,632,738	Spark Infrastructure Group, (2)	4,439,313
350,828	SSE PLC, (2), Reg S	7,286,264
155,598	Transmissora Alianca de Energia Eletrica SA	1,154,362
	Total Electric Utilities	33,980,423

	Equity Real Estate Investment Trust – 0.1%

49,114	Nexus Real Estate Investment Trust	397,001

	Gas Utilities – 4.0%

158,067	AltaGas Ltd	3,317,928
89,208	APA Group, (2)	595,252
254,320	Enagas SA, (2)	5,878,082
299,559	Italgas SpA, (2)	1,959,473
77,991	Naturgy Energy Group SA, (2)	2,007,213
880,989	Snam SpA, (2)	5,096,302
	Total Gas Utilities	18,854,250

	Health Care Providers & Services – 0.4%

53,903	Chartwell Retirement Residences	576,166
107,849	Sienna Senior Living Inc	1,430,330
	Total Health Care Providers & Services	2,006,496

JRI	Nuveen Real Asset Income and Growth Fund (continued)
Portfolio of Investments June 30, 2021
(Unaudited)

Shares	Description (1)	Value

	Independent Power & Renewable Electricity Producers – 1.5%

27,322	Atlantica Sustainable Infrastructure PLC	$1,016,925
692	Canadian Solar Infrastructure Fund Inc, (2)	786,955
63,982	Clearway Energy Inc	1,613,626
217,555	TransAlta Renewables Inc	3,655,752
	Total Independent Power & Renewable Electricity Producers	7,073,258

	Industrial Conglomerates – 0.1%

415,189	NWS Holdings Ltd, (2)	441,670

	Multi-Utilities – 2.3%

17,369	ACEA SpA, (2)	401,562
88,484	Canadian Utilities Ltd	2,455,509
70,407	Engie SA, (2)	965,461
50,697	National Grid PLC, Sponsored ADR	3,241,566
1,081,631	REN – Redes Energeticas Nacionais SGPS SA, (2)	3,000,372
315,004	Vector Ltd	891,761
	Total Multi-Utilities	10,956,231

	Oil, Gas & Consumable Fuels – 9.6%

137,254	Enbridge Inc	5,495,650
258,341	Enterprise Products Partners LP	6,233,768
139,930	Gibson Energy Inc	2,680,976
178,814	Kinder Morgan Inc	3,259,779
42,946	Magellan Midstream Partners LP	2,100,489
27,376	ONEOK Inc	1,523,201
152,256	Pembina Pipeline Corp	4,838,144
155,083	Plains GP Holdings LP	1,851,691
92,955	TC Energy Corp	4,599,758
452,098	Williams Cos Inc, (3)	12,003,202
111,678	Z Energy Ltd, (2)	213,890
	Total Oil, Gas & Consumable Fuels	44,800,548

	Real Estate Management & Development – 4.4%

263,490	Amot Investments Ltd, (2)	1,729,877
13	Ascendas India Trust, (2)	13
168,552	Cibus Nordic Real Estate AB, (2)	4,026,726
45,286	Citycon Oyj, (2)	385,697
718,505	Corp Inmobiliaria Vesta SAB de CV	1,399,957
125,172	DIC Asset AG, (2)	2,161,518
120,564	Dios Fastigheter AB, (2)	1,248,185
286,758	Hongkong Land Holdings Ltd, (2)	1,365,665
280,698	Hysan Development Co Ltd	1,118,916
40,903	Kennedy-Wilson Holdings Inc	812,743
2,393,700	Land & Houses PCL, (2)	593,712
438,014	New World Development Co Ltd, (2)	2,271,518
2,136,521	Sino Land Co Ltd, (2)	3,368,083
	Total Real Estate Management & Development	20,482,610

	Road & Rail – 0.4%

724,359	Aurizon Holdings Ltd, (2)	2,017,592

	Transportation Infrastructure – 1.0%

215,103	Atlas Arteria Ltd, (2)	1,027,550
1,032,613	China Merchants Port Holdings Co Ltd, (2)	1,508,083
1,184,065	COSCO SHIPPING Ports Ltd, (2)	924,482
30,855	Dalrymple Bay Infrastructure Ltd	48,593
610,106	Jiangsu Expressway Co Ltd, (2)	690,498
12,807	Macquarie Infrastructure Corp	490,124
	Total Transportation Infrastructure	4,689,330

	Water Utilities – 1.6%

1,626,361	Guangdong Investment Ltd, (2)	2,335,963

Shares	Description (1)	Value

	Water Utilities (continued)

289,334	Inversiones Aguas Metropolitanas SA	$157,986
133,228	Pennon Group PLC, (2)	2,093,708
222,979	United Utilities Group PLC, (2)	3,009,593
	Total Water Utilities	7,597,250
	Total Common Stocks (cost $144,430,965)	166,828,774

Shares	Description (1)	Value

	REAL ESTATE INVESTMENT TRUST COMMON STOCKS – 33.4% (24.1% of Total Investments)

	Diversified – 5.4%

515,212	Abacus Property Group, (2)	$1,214,696
25,561	Alpine Income Property Trust Inc	486,170
45,893	Broadstone Net Lease Inc	1,074,355
457,696	Charter Hall Long Wale REIT, (2)	1,627,010
3,482	Cofinimmo SA, (2)	530,412
740,106	GPT Group, (2)	2,707,413
430,037	Growthpoint Properties Australia Ltd, (2)	1,309,763
260	Hulic Reit Inc, (2)	437,593
22,218	ICADE, (2)	1,917,210
96,747	Land Securities Group PLC, (2)	902,907
725,892	LXI REIT Plc, (2)	1,338,331
2,213,310	Mapletree North Asia Commercial Trust, (2)	1,712,197
2,889	Star Asia Investment Corp, (2)	1,614,255
701,939	Stockland, (2)	2,444,326
195,603	Stride Property Group, (2)	326,326
55,669	Washington Real Estate Investment Trust	1,280,387
56,845	WP Carey Inc	4,241,774
	Total Diversified	25,165,125

	Health Care – 4.4%

18,250	CareTrust REIT Inc	423,948
79,619	Global Medical REIT Inc	1,175,176
110,849	Healthcare Trust of America Inc	2,959,668
4,209	LTC Properties Inc	161,584
149,905	Medical Properties Trust Inc	3,013,091
285,803	NorthWest Healthcare Properties Real Estate Investment Trust	2,935,037
142,166	Omega Healthcare Investors Inc, (3)	5,159,204
146,377	Physicians Realty Trust	2,703,583
118,321	Sabra Health Care REIT Inc	2,153,442
	Total Health Care	20,684,733

	Hotels – 1.4%

181,267	MGM Growth Properties LLC	6,637,998

	Industrial – 4.7%

223,804	APN Industria REIT	557,235
927,142	Ascendas Real Estate Investment Trust, (2)	2,037,412
911,849	Centuria Industrial REIT, (2)	2,539,328
461,441	Dream Industrial Real Estate Investment Trust	5,687,979
2,107,916	ESR-REIT, (2)	643,628
3,148,101	Frasers Logistics & Commercial Trust, (2)	3,374,990
39,703	Industrial Logistics Properties Trust	1,037,836
962,021	Mapletree Industrial Trust, (2)	2,025,558
781,156	PLA Administradora Industrial S de RL de CV	1,186,586
690,355	Urban Logistics REIT PLC	1,499,300
403,624	Warehouse Reit PLC	837,500
36,788	WPT Industrial Real Estate Investment Trust, (WI/DD)	666,967
	Total Industrial	22,094,319

	Mortgage – 2.0%

54,830	Ares Commercial Real Estate Corp	805,453
136,537	Blackstone Mortgage Trust Inc	4,354,165

JRI	Nuveen Real Asset Income and Growth Fund (continued)
Portfolio of Investments June 30, 2021
(Unaudited)

Shares	Description (1)	Value

	Mortgage (continued)

95,467	KKR Real Estate Finance Trust Inc	$2,064,951
27,962	Nexpoint Real Estate Finance Inc	584,126
60,370	Starwood Property Trust Inc	1,579,883
	Total Mortgage	9,388,578

	Office – 5.2%

149,024	Brandywine Realty Trust	2,043,119
538,241	Centuria Office REIT, (2)	942,345
62,445	Columbia Property Trust Inc	1,085,919
27,219	Covivio, (2)	2,330,142
39,820	Dexus, (2)	317,434
42,004	Dream Office Real Estate Investment Trust	778,002
139,378	Easterly Government Properties Inc	2,938,088
6,382	Franklin Street Properties Corp	33,569
1,119,509	GDI Property Group, (2)	939,992
1,562	Highwoods Properties Inc	70,555
554	Ichigo Office REIT Investment Corp, (2)	492,043
75,609	Intervest Offices & Warehouses NV, (2)	2,048,653
59,692	NSI NV	2,303,882
122,832	Piedmont Office Realty Trust Inc	2,268,707
63,481	Postal Realty Trust Inc	1,157,893
722,083	Precinct Properties New Zealand Ltd, (2)	807,406
4,550	SL Green Realty Corp	364,000
270,391	True North Commercial Real Estate Investment Trust	1,616,326
41,598	Vornado Realty Trust	1,941,379
	Total Office	24,479,454

	Residential – 0.2%

2,266	Altarea SCA, (2)	475,962
35,382	BSR Real Estate Investment Trust	467,396
	Total Residential	943,358

	Retail – 8.1%

243,872	APN Convenience Retail REIT, (2)	680,142
2,195,344	CapitaLand China Trust, (2)	2,238,786
193,700	Choice Properties Real Estate Investment Trust	2,232,957
150,567	Crombie Real Estate Investment Trust	2,154,775
57,266	CT Real Estate Investment Trust	756,709
2,017,743	Fortune Real Estate Investment Trust, (2)	2,161,740
1,252,099	Frasers Centrepoint Trust, (2)	2,266,467
873	Kenedix Retail REIT Corp, (2)	2,360,674
104,562	National Retail Properties Inc	4,901,866
190,840	RioCan Real Estate Investment Trust	3,399,280
14,965	Saul Centers Inc	680,159
604,301	Scentre Group, (2)	1,236,594
242,133	Shopping Centres Australasia Property Group, (2)	455,235
61,485	Simon Property Group Inc, (3)	8,022,563
66,055	Spirit Realty Capital Inc	3,160,071
1,648	Urstadt Biddle Properties Inc	31,938
557,609	Waypoint REIT, (2)	1,093,082
	Total Retail	37,833,038

	Specialized – 2.0%

133,892	Automotive Properties Real Estate Investment Trust	1,342,593
154,236	CatchMark Timber Trust Inc	1,804,561
182,335	Charter Hall Social Infrastructure REIT, (2)	474,303
1,268	CoreSite Realty Corp	170,673
79,392	Four Corners Property Trust Inc	2,192,013
74,255	Gaming and Leisure Properties Inc	3,440,234
160	VICI Properties Inc	4,963
	Total Specialized	9,429,340
	Total Real Estate Investment Trust Common Stocks (cost $133,485,498)	156,655,943

Principal Amount (000) (4)		Description (1)	Coupon	Maturity	Ratings (5)	Value

		CORPORATE BONDS – 20.8% (15.0% of Total Investments)

		Air Freight & Logistics – 0.3%

$1,500		Cargo Aircraft Management Inc, 144A	4.750%	2/01/28	BB	$1,529,745

		Auto Components – 0.3%

1,225		NESCO Holdings II Inc, 144A	5.500%	4/15/29	B	1,278,594

		Chemicals – 0.0%

100		Calumet Specialty Products Partners LP / Calumet Finance Corp, 144A	11.000%	4/15/25	B–	108,750

		Commercial Services & Supplies – 0.5%

500		Adani Ports & Special Economic Zone Ltd, 144A	4.200%	8/04/27	BBB–	520,890
500		Clean Harbors Inc, 144A	5.125%	7/15/29	BB+	543,750
475		GFL Environmental Inc, 144A	3.500%	9/01/28	BB–	473,812
650		GFL Environmental Inc, 144A	4.750%	6/15/29	B–	674,895
225		Stericycle Inc, 144A	3.875%	1/15/29	BB	224,557
2,350		Total Commercial Services & Supplies				2,437,904

		Communications Equipment – 0.4%

225		Liquid Telecommunications Financing Plc, 144A	5.500%	9/04/26	B1	230,389
745		Viasat Inc, 144A	5.625%	9/15/25	BB–	759,155
675		Viasat Inc, 144A	6.500%	7/15/28	BB–	719,860
1,645		Total Communications Equipment				1,709,404

		Construction & Engineering – 0.3%

600		GMR Hyderabad International Airport Ltd, 144A	5.375%	4/10/24	BB+	621,105
300		GMR Hyderabad International Airport Ltd, 144A	4.250%	10/27/27	BB+	291,517
600		IHS Netherlands Holdco BV, 144A	8.000%	9/18/27	B2	649,500
1,500		Total Construction & Engineering				1,562,122

		Diversified Financial Services – 0.5%

366		Cometa Energia SA de CV, 144A	6.375%	4/24/35	Baa3	419,526
650		Minejesa Capital BV, 144A	5.625%	8/10/37	Baa3	703,625
6,139	BRL	Swiss Insured Brazil Power Finance Sarl, 144A	9.850%	7/16/32	AAA	1,280,572
		Total Diversified Financial Services				2,403,723

		Diversified Telecommunication Services – 1.4%

600		Altice France SA/France, 144A	5.500%	1/15/28	B	622,620
775		Altice France SA/France, 144A	5.125%	7/15/29	B	778,797
1,405		Cellnex Finance Co SA, 144A, (WI/DD)	3.875%	7/07/41	BB+	1,400,729
460		Level 3 Financing Inc, 144A	4.625%	9/15/27	BB	477,443
850		Level 3 Financing Inc, 144A	4.250%	7/01/28	BB	862,546
450		Switch Ltd, 144A	4.125%	6/15/29	BB	461,813
965		Vmed O2 UK Financing I PLC, 144A, (WI/DD)	4.750%	7/15/31	BB–	979,475
750		Zayo Group Holdings Inc, 144A	4.000%	3/01/27	B1	744,840
6,255		Total Diversified Telecommunication Services				6,328,263

		Electric Utilities – 1.7%

290		Acwa Power Management And Investments One Ltd, 144A	5.950%	12/15/39	Baa3	344,024
700		Adani Green Energy UP Ltd / Prayatna Developers Pvt Ltd / Parampujya Solar Energy, 144A	6.250%	12/10/24	BB+	774,550
374		Adani Transmission Ltd, 144A	4.250%	5/21/36	BBB–	380,902
200		Cikarang Listrindo Tbk PT, 144A	4.950%	9/14/26	BB+	204,760
925		Clearway Energy Operating LLC, 144A	3.750%	2/15/31	BB	920,375
1,800,000	COP	Empresas Publicas de Medellin ESP, 144A	8.375%	11/08/27	Baa3	453,247
855		Instituto Costarricense de Electricidad, 144A	6.950%	11/10/21	B1	858,206
600		Lamar Funding Ltd, 144A	3.958%	5/07/25	Ba3	601,500
638		LLPL Capital Pte Ltd, 144A	6.875%	2/04/39	Baa3	740,863
600		NRG Energy Inc	6.625%	1/15/27	BB+	621,132
675		Pacific Gas and Electric Co	3.300%	8/01/40	BBB–	609,575
395		Pattern Energy Operations LP / Pattern Energy Operations Inc, 144A	4.500%	8/15/28	BB–	408,904
995		TerraForm Power Operating LLC, 144A	4.750%	1/15/30	BB	1,019,049
		Total Electric Utilities				7,937,087

JRI	Nuveen Real Asset Income and Growth Fund (continued)
Portfolio of Investments June 30, 2021
(Unaudited)

Principal Amount (000) (4)	Description (1)	Coupon	Maturity	Ratings (5)	Value

	Energy Equipment & Services – 0.2%

$325	Archrock Partners LP / Archrock Partners Finance Corp, 144A	6.250%	4/01/28	B+	$339,271
350	Galaxy Pipeline Assets Bidco Ltd, 144A	3.250%	9/30/40	Aa2	347,583
675	Total Energy Equipment & Services				686,854

	Equity Real Estate Investment Trust – 3.6%

565	CTR Partnership LP / CareTrust Capital Corp, 144A	3.875%	6/30/28	BB+	576,933
425	Diversified Healthcare Trust	4.375%	3/01/31	BB	406,938
1,125	GLP Capital LP / GLP Financing II Inc	4.000%	1/15/31	BBB–	1,212,165
770	HAT Holdings I LLC / HAT Holdings II LLC, 144A	3.375%	6/15/26	BB+	775,775
1,175	HAT Holdings I LLC / HAT Holdings II LLC, 144A	3.750%	9/15/30	BB+	1,147,094
485	Iron Mountain Inc, 144A	5.250%	3/15/28	BB–	507,577
300	Iron Mountain Inc, 144A	4.500%	2/15/31	BB–	303,750
2,025	MPT Operating Partnership LP / MPT Finance Corp	3.500%	3/15/31	BBB–	2,045,230
650	Park Intermediate Holdings LLC / PK Domestic Property LLC / PK Finance Co-Issuer, 144A	4.875%	5/15/29	B+	672,392
1,200	Retail Properties of America Inc	4.750%	9/15/30	BBB–	1,329,342
1,600	RHP Hotel Properties LP / RHP Finance Corp, 144A	4.500%	2/15/29	B1	1,601,312
560	RLJ Lodging Trust LP, 144A	3.750%	7/01/26	BB–	565,600
1,625	SBA Communications Corp	3.875%	2/15/27	BB–	1,668,721
1,260	Scentre Group Trust 2, 144A	5.125%	9/24/80	BBB+	1,343,475
575	Uniti Group LP / Uniti Group Finance Inc / CSL Capital LLC, 144A	4.750%	4/15/28	BB+	573,562
875	VICI Properties LP / VICI Note Co Inc, 144A	4.625%	12/01/29	BB	929,687
825	VICI Properties LP / VICI Note Co Inc, 144A	4.125%	8/15/30	BB	847,126
440	XHR LP, 144A	4.875%	6/01/29	B	454,300
16,480	Total Equity Real Estate Investment Trust				16,960,979

	Gas Utilities – 0.7%

740	LBC Tank Terminals Holding Netherlands BV, 144A	6.875%	5/15/23	B–	738,150
1,300	National Gas Co of Trinidad & Tobago Ltd, 144A	6.050%	1/15/36	BBB–	1,339,000
1,060	Suburban Propane Partners LP/Suburban Energy Finance Corp	5.875%	3/01/27	BB–	1,112,899
3,100	Total Gas Utilities				3,190,049

	Health Care Providers & Services – 1.2%

1,130	CHS/Community Health Systems Inc, 144A	6.875%	4/15/29	CCC	1,182,511
375	CHS/Community Health Systems Inc, 144A	4.750%	2/15/31	B	376,406
450	Cushman & Wakefield US Borrower LLC, 144A	6.750%	5/15/28	Ba3	485,307
1,000	Encompass Health Corp	4.750%	2/01/30	B+	1,062,500
250	HCA Inc	3.500%	9/01/30	Baa3	266,343
575	LifePoint Health Inc, 144A	5.375%	1/15/29	CCC+	560,625
1,425	Tenet Healthcare Corp, 144A	6.125%	10/01/28	B	1,518,537
5,205	Total Health Care Providers & Services				5,452,229

	Hotels, Restaurants & Leisure – 1.0%

200	Cedar Fair LP / Canada’s Wonderland Co / Magnum Management Corp / Millennium Op, 144A	5.500%	5/01/25	Ba2	208,750
1,000	Hilton Domestic Operating Co Inc, 144A	4.000%	5/01/31	N/R	1,008,870
1,475	Hilton Domestic Operating Co Inc, 144A	3.625%	2/15/32	BB	1,456,562
620	Hilton Grand Vacations Borrower Escrow LLC / Hilton Grand Vacations Borrower Esc, 144A	5.000%	6/01/29	B2	633,950
425	Marriott Ownership Resorts Inc, 144A	4.500%	6/15/29	B1	430,844
350	MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer Inc, 144A	4.625%	6/15/25	BB+	373,930
555	MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer Inc	4.500%	1/15/28	BB+	586,912
4,625	Total Hotels, Restaurants & Leisure				4,699,818

	Household Durables – 0.2%

775	WASH Multifamily Acquisition Inc, 144A	5.750%	4/15/26	B–	809,178

	Independent Power & Renewable Electricity Producers – 1.0%

545	Atlantica Sustainable Infrastructure PLC, 144A	4.125%	6/15/28	BB+	555,246
500	Azure Power Energy Ltd, 144A	5.500%	11/03/22	Ba2	507,500
1,675	Calpine Corp, 144A	3.750%	3/01/31	BB+	1,595,186
300	Clearway Energy Operating LLC, 144A	4.750%	3/15/28	BB	314,625

Principal Amount (000) (4)		Description (1)	Coupon	Maturity	Ratings (5)	Value

		Independent Power & Renewable Electricity Producers (continued)
$600		EnfraGen Energia Sur SA / EnfraGen Spain SA / Prime Energia SpA, 144A	5.375%	12/30/30	BBB–	$597,000
525		NRG Energy Inc, 144A	5.250%	6/15/29	BB+	558,469
404		UEP Penonome II SA, 144A	6.500%	10/01/38	BB	412,337
4,549		Total Independent Power & Renewable Electricity Producers				4,540,363

		Internet Software & Services – 0.3%

1,525		Cogent Communications Group Inc, 144A	3.500%	5/01/26	BB	1,559,313

		Media – 1.0%

475		Altice Financing SA, 144A	5.000%	1/15/28	B	465,581
200		Cablevision Lightpath LLC, 144A	3.875%	9/15/27	B+	197,668
1,600		CCO Holdings LLC / CCO Holdings Capital Corp	4.500%	5/01/32	BB+	1,658,000
1,775		CSC Holdings LLC, 144A	4.625%	12/01/30	B+	1,741,470
625		Lamar Media Corp	3.750%	2/15/28	BB–	635,938
4,675		Total Media				4,698,657

		Mortgage Real Estate Investment Trust – 0.2%

250		Starwood Property Trust Inc	4.750%	3/15/25	BB+	260,000
750		Starwood Property Trust Inc, 144A, (WI/DD)	3.625%	7/15/26	Ba3	755,625
1,000		Total Mortgage Real Estate Investment Trust				1,015,625

		Oil, Gas & Consumable Fuels – 3.2%

600		Antero Midstream Partners LP / Antero Midstream Finance Corp, 144A	7.875%	5/15/26	BB–	670,566
300		Calumet Specialty Products Partners LP / Calumet Finance Corp	7.750%	4/15/23	B–	298,500
665		Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp, 144A	5.625%	5/01/27	BB–	682,456
745		DT Midstream Inc, 144A	4.375%	6/15/31	BB+	761,234
163		Energean Israel Finance Ltd, 144A	5.375%	3/30/28	BB–	167,273
100		EnLink Midstream LLC, 144A	5.625%	1/15/28	BB+	105,639
450		EQM Midstream Partners LP	5.500%	7/15/28	BB	486,261
525		EQM Midstream Partners LP, 144A	4.750%	1/15/31	BB	540,981
305		Genesis Energy LP / Genesis Energy Finance Corp	5.625%	6/15/24	B+	305,763
955	CAD	Keyera Corp	5.950%	3/10/81	BB	795,202
500		Leviathan Bond Ltd , Reg S, 144A	6.750%	6/30/30	BB	563,119
1,050		M/I Homes Inc	4.950%	2/01/28	BB	1,095,412
875		New Fortress Energy Inc, 144A	6.500%	9/30/26	BB–	894,075
575		NGL Energy Operating LLC / NGL Energy Finance Corp, 144A	7.500%	2/01/26	BB–	603,750
225		NuStar Logistics LP	6.375%	10/01/30	BB–	248,603
200		Oleoducto Central SA, 144A	4.000%	7/14/27	Baa3	206,344
1,535	CAD	Pembina Pipeline Corp	4.800%	1/25/81	BB+	1,213,326
900		Peru LNG Srl, 144A	5.375%	3/22/30	BB–	776,250
200		Promigas SA ESP / Gases del Pacifico SAC, 144A	3.750%	10/16/29	Baa3	198,410
1,575		Sunoco LP / Sunoco Finance Corp	5.875%	3/15/28	BB	1,673,437
200		Targa Resources Partners LP / Targa Resources Partners Finance Corp, 144A	4.000%	1/15/32	BB+	205,730
640		TransMontaigne Partners LP / TLP Finance Corp	6.125%	2/15/26	BB	654,400
400		Transportadora de Gas del Sur SA, 144A	6.750%	5/02/25	CCC+	374,000
550		Tullow Oil PLC, 144A	10.250%	5/15/26	B–	577,115
500		USA Compression Partners LP / USA Compression Finance Corp	6.875%	9/01/27	BB–	534,140
500		Western Midstream Operating LP	5.050%	2/01/30	BB	560,002
		Total Oil, Gas & Consumable Fuels				15,191,988

		Real Estate Management & Development – 1.0%

475		Howard Hughes Corp, 144A	4.125%	2/01/29	BB	475,009
525		Howard Hughes Corp, 144A	4.375%	2/01/31	BB	523,099
1,150		Hunt Cos Inc, 144A	5.250%	4/15/29	BB–	1,115,500
550		Kennedy-Wilson Inc	4.750%	3/01/29	BB	566,500
1,025		Kennedy-Wilson Inc	5.000%	3/01/31	BB	1,054,469
725	EUR	Peach Property Finance GmbH, 144A	4.375%	11/15/25	BB	901,110
		Total Real Estate Management & Development				4,635,687

		Road & Rail – 0.3%

200		ENA Master Trust, 144A	4.000%	5/19/48	BBB	201,222
500		Rumo Luxembourg Sarl, 144A	5.875%	1/18/25	BB	523,755

JRI	Nuveen Real Asset Income and Growth Fund (continued)
Portfolio of Investments June 30, 2021
(Unaudited)

Principal Amount (000) (4)	Description (1)	Coupon	Maturity	Ratings (5)	Value

	Road & Rail (continued)

$500	Rumo Luxembourg Sarl, 144A	5.250%	1/10/28	BB	$535,200
1,200	Total Road & Rail				1,260,177

	Specialty Retail – 0.5%

800	Ferrellgas LP / Ferrellgas Finance Corp, 144A	5.375%	4/01/26	B–	793,000
875	Ferrellgas LP / Ferrellgas Finance Corp, 144A	5.875%	4/01/29	B–	864,062
400	LCM Investments Holdings II LLC, 144A	4.875%	5/01/29	BB–	410,000
275	Superior Plus LP / Superior General Partner Inc, 144A	4.500%	3/15/29	BB–	283,256
2,350	Total Specialty Retail				2,350,318

	Trading Companies & Distributors – 0.2%

890	Fortress Transportation and Infrastructure Investors LLC, 144A	6.500%	10/01/25	Ba3	924,487
125	United Rentals North America Inc	3.875%	2/15/31	BB	127,188
1,015	Total Trading Companies & Distributors				1,051,675

	Transportation Infrastructure – 0.6%

616	Aeropuerto Internacional de Tocumen SA, 144A	6.000%	11/18/48	BB+	669,888
1,025	Aeropuertos Dominicanos Siglo XXI SA, 144A	6.750%	3/30/29	B+	1,072,406
426	Autopistas del Sol SA/Costa Rica, 144A	7.375%	12/30/30	B	436,649
600	DP World PLC, 144A	5.625%	9/25/48	Baa3	749,220
2,667	Total Transportation Infrastructure				2,928,163

	Wireless Telecommunication Services – 0.2%

150	Hughes Satellite Systems Corp	5.250%	8/01/26	BBB–	168,027
865	Hughes Satellite Systems Corp	6.625%	8/01/26	BB	969,881
1,015	Total Wireless Telecommunication Services				1,137,908
	Total Corporate Bonds (cost $95,467,749)				97,464,573

Shares	Description (1)	Coupon		Ratings (5)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 19.7% (14.3% of Total Investments)

	Diversified Financial Services – 0.2%

20,918	Brookfield Finance Inc	4.625%		BBB	$539,266
12,244	National Rural Utilities Cooperative Finance Corp	5.500%		A3	335,241
	Total Diversified Financial Services				874,507

	Electric Utilities – 2.5%

41,677	DTE Energy Co	4.375%		BBB–	1,081,518
5,651	Duke Energy Corp	5.750%		BBB–	162,353
19,763	Entergy Arkansas LLC	4.875%		A	505,538
14,350	Entergy Texas Inc	5.375%		BBB–	399,647
44,293	Georgia Power Co	5.000%		BBB	1,189,267
93,896	Integrys Holding Inc, (2), (6)	6.000%		BBB	2,488,244
23,160	NextEra Energy Capital Holdings Inc	5.250%		BBB	587,338
55,519	Southern Co	5.250%		BBB	1,417,955
66,706	Southern Co	4.950%		BBB	1,789,055
87,377	Southern Co	4.200%		BBB	2,256,074
	Total Electric Utilities				11,876,989

	Equity Real Estate Investment Trust – 10.9%

48,853	American Homes 4 Rent	5.875%		BB	1,256,499
70,496	American Homes 4 Rent	5.875%		BB	1,820,207
2,118	American Homes 4 Rent	6.250%		Ba1	58,478
65,604	Armada Hoffler Properties Inc	6.750%		N/R	1,755,563
103,144	Centerspace	6.625%		N/R	2,703,404
24,635	Chatham Lodging Trust, (2), (6)	6.625%		N/R	640,510
42,280	City Office REIT Inc	6.625%		N/R	1,101,817
55,790	DiamondRock Hospitality Co	8.250%		N/R	1,603,963
63,441	Digital Realty Trust Inc	5.250%		Baa3	1,649,466

Shares	Description (1)	Coupon	Ratings (5)	Value

	Equity Real Estate Investment Trust (continued)
41,897	Digital Realty Trust Inc	5.850%	Baa3	$1,190,294
59,684	Digital Realty Trust Inc	5.200%	Baa3	1,681,895
1,125	DigitalBridge Group Inc, (6)	7.125%	N/R	28,958
2,297	Federal Realty Investment Trust	5.000%	BBB	60,687
65,983	Kimco Realty Corp	5.250%	Baa2	1,765,045
1,884	Mid-America Apartment Communities Inc	8.500%	BBB-	121,876
72,992	Monmouth Real Estate Investment Corp	6.125%	N/R	1,844,508
16,804	National Retail Properties Inc	5.200%	Baa2	434,551
19,795	National Storage Affiliates Trust	6.000%	N/R	534,465
46,921	Pebblebrook Hotel Trust	6.500%	N/R	1,176,310
49,428	Pebblebrook Hotel Trust	6.375%	N/R	1,246,574
65,041	Pebblebrook Hotel Trust	6.300%	N/R	1,644,887
30,359	Pebblebrook Hotel Trust, (6)	6.375%	N/R	827,586
63,829	PS Business Parks Inc	5.200%	BBB	1,704,873
111,884	PS Business Parks Inc	4.875%	BBB	3,110,375
43,365	Public Storage	4.875%	A3	1,197,741
100	Public Storage	4.750%	A3	2,758
34,865	Public Storage	4.625%	A3	960,182
1,569	QTS Realty Trust Inc	7.125%	B	40,465
85,664	Rexford Industrial Realty Inc	5.625%	BB+	2,342,910
22,519	Saul Centers Inc	6.125%	N/R	594,051
34,046	Saul Centers Inc	6.000%	N/R	927,754
44,160	SITE Centers Corp	6.375%	BB+	1,188,787
12,443	SL Green Realty Corp	6.500%	Ba1	316,674
10,719	Summit Hotel Properties Inc	6.450%	N/R	269,904
56,140	Summit Hotel Properties Inc	6.250%	N/R	1,465,815
63,192	Sunstone Hotel Investors Inc	6.450%	N/R	1,627,194
45,340	Sunstone Hotel Investors Inc	6.125%	N/R	1,287,203
53,584	UMH Properties Inc	6.750%	N/R	1,403,901
37,710	Urstadt Biddle Properties Inc	6.250%	N/R	987,248
36,797	Urstadt Biddle Properties Inc	5.875%	N/R	964,449
13,034	Vornado Realty Trust	5.700%	Baa3	339,145
124,783	Vornado Realty Trust	5.250%	Baa3	3,347,928

74,440	Vornado Realty Trust	5.250%	Baa3	2,008,391
	Total Equity Real Estate Investment Trust			51,235,291

	Gas Utilities – 0.6%

88,998	South Jersey Industries Inc	5.625%	BB+	2,337,977
17,389	Spire Inc	5.900%	BBB	491,761
	Total Gas Utilities			2,829,738

	Independent Power & Renewable Electricity Producers – 0.8%

43,659	Brookfield BRP Holdings Canada Inc, (6)	4.625%	BBB–	1,107,629
38,977	Brookfield Renewable Partners LP	5.750%	BBB–	801,801
74,724	Brookfield Renewable Partners LP	5.250%	BBB–	1,957,769
	Total Independent Power & Renewable Electricity Producers			3,867,199

	Multi-Utilities – 2.8%

23,091	Algonquin Power & Utilities Corp	6.200%	BB+	644,239
15,164	Brookfield Infrastructure Finance ULC, (6)	5.000%	BBB–	385,166
82,143	Brookfield Infrastructure Partners LP	5.350%	BBB–	1,670,559
82,770	Brookfield Infrastructure Partners LP	5.125%	BBB–	2,165,263
23,966	Brookfield Infrastructure Partners LP	5.000%	BBB–	623,356
51,408	CMS Energy Corp	5.875%	BBB–	1,425,030
29,183	CMS Energy Corp, (2), (6)	4.200%	BBB–	737,454
64,424	Dominion Energy Inc	5.250%	BBB–	1,646,678
2,332	DTE Energy Co	5.250%	BBB–	61,821
23,326	NiSource Inc	6.500%	BBB–	668,523
121,193	Sempra Energy	5.750%	BBB–	3,334,019
	Total Multi-Utilities			13,362,108

	Oil, Gas & Consumable Fuels – 0.1%

14,441	NuStar Energy LP	7.625%	B2	319,291

JRI	Nuveen Real Asset Income and Growth Fund (continued)
Portfolio of Investments June 30, 2021
(Unaudited)

Shares		Description (1)	Coupon		Ratings (5)	Value

		Real Estate Management & Development – 1.6%

75,228		Brookfield Property Partners LP	6.375%		BB+	$1,978,496
77,571		Brookfield Property Partners LP	6.500%		BB+	2,026,154
88,242		Brookfield Property Partners LP	5.750%		BB+	2,203,403
45,226		Landmark Infrastructure Partners LP	7.900%		N/R	1,151,002
		Total Real Estate Management & Development				7,359,055

		Trading Companies & Distributors – 0.2%

28,590		Fortress Transportation and Infrastructure Investors LLC	8.250%		B	803,093
		Total $25 Par (or similar) Retail Preferred (cost $85,961,242)				92,527,271

Principal Amount (000) (4)		Description (1)	Coupon	Maturity	Ratings (5)	Value

		$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 13.8% (10.0% of Total Investments)

		Diversified Financial Services – 0.4%

$155		National Rural Utilities Cooperative Finance Corp	5.250%	4/20/46	A3	$167,940
1,650		Transcanada Trust	5.625%	5/20/75	BBB	1,786,125
1,805		Total Diversified Financial Services				1,954,065

		Electric Utilities – 4.3%

1,580		AusNet Services Holdings Pty Ltd	5.750%	3/17/76	BBB	1,595,009
995		ComEd Financing III	6.350%	3/15/33	Baa2	1,219,665
2,600		Duke Energy Corp	4.875%	N/A (7)	BBB–	2,762,500
1,970		Edison International	5.375%	N/A (7)	BB+	1,984,381
900	GBP	Electricite de France SA, Reg S	5.875%	N/A (7)	BBB	1,412,792
3,303		Emera Inc	6.750%	6/15/76	BB+	3,868,639
2,210		Enel SpA, 144A	8.750%	9/24/73	BBB	2,569,125
895		NextEra Energy Capital Holdings Inc	4.800%	12/01/77	BBB	1,005,825
1,755		NextEra Energy Capital Holdings Inc	5.650%	5/01/79	BBB	2,039,368
895		Southern Co	4.000%	1/15/51	BBB	946,462
695		SSE PLC	4.750%	9/16/77	BBB–	718,560
		Total Electric Utilities				20,122,326

		Marine – 0.2%

940		Royal Capital BV, Reg S	4.875%	N/A (7)	N/R	978,775

		Multi-Utilities – 2.7%

3,395		CenterPoint Energy Inc	6.125%	N/A (7)	BBB–	3,607,187
630		CMS Energy Corp	4.750%	6/01/50	BBB–	702,056
1,275		Dominion Energy Inc	4.650%	N/A (7)	BBB–	1,354,688
1,045		Dominion Energy Inc	5.750%	10/01/54	BBB–	1,141,048
895		NiSource Inc	5.650%	N/A (7)	BBB–	954,294
1,912		RWE AG, Reg S	6.625%	7/30/75	BBB–	2,215,262
2,580		Sempra Energy	4.875%	N/A (7)	BBB–	2,799,300
11,732		Total Multi-Utilities				12,773,835

		Oil, Gas & Consumable Fuels – 5.3%

4,180		Enbridge Inc	6.000%	1/15/77	BBB–	4,635,397
4,765		Enbridge Inc	5.500%	7/15/77	BBB–	5,069,960
1,690		Enbridge Inc	6.250%	3/01/78	BBB–	1,844,698
1,550		Enbridge Inc	5.750%	7/15/80	BBB–	1,728,250
555		Energy Transfer LP	6.500%	N/A (7)	BB	565,823
1,384		Energy Transfer LP, (3-Month LIBOR reference rate + 3.018% spread), (8)	3.193%	11/01/66	Ba1	1,119,303
3,115		Enterprise Products Operating LLC	5.250%	8/16/77	Baa2	3,265,997
2,120		Enterprise Products Operating LLC	5.375%	2/15/78	Baa2	2,207,345
915	CAD	Inter Pipeline Ltd	6.625%	11/19/79	BB	810,420
2,073		Transcanada Trust	5.875%	8/15/76	BBB	2,313,986
1,344		Transcanada Trust	5.500%	9/15/79	BBB	1,464,960
		Total Oil, Gas & Consumable Fuels				25,026,139

		Real Estate Management & Development – 0.6%

2,500		AT Securities BV, Reg S	5.250%	N/A (7)	BBB–	2,611,250

Principal Amount (000) (4)	Description (1)	Coupon	Maturity	Ratings (5)	Value

	Road & Rail – 0.3%

$1,134	BNSF Funding Trust I	6.613%	12/15/55	A	$1,298,249
	Total $1,000 Par (or similar) Institutional Preferred (cost $59,462,873)				64,764,639

Shares	Description (1)	Coupon		Ratings (5)	Value

	CONVERTIBLE PREFERRED SECURITIES – 9.4% (6.8% of Total Investments)

	Commercial Services & Supplies – 0.4%

25,162	GFL Environmental Inc	6.000%		N/R	$1,880,859

	Electric Utilities – 4.0%

62,276	American Electric Power Co Inc	6.125%		BBB	3,059,620
45,680	American Electric Power Co Inc	6.125%		BBB	2,340,643
58,829	NextEra Energy Inc	4.872%		A–	3,303,248
71,677	NextEra Energy Inc	5.279%		BBB	3,509,306
30,095	NextEra Energy Inc	6.219%		BBB	1,486,693
18,080	PG&E Corp	5.500%		N/R	1,832,770
64,873	Southern Co	6.750%		BBB	3,284,520
	Total Electric Utilities				18,816,800

	Equity Real Estate Investment Trust – 0.4%

8,691	Equity Commonwealth	6.500%		N/R	279,416
8,718	Lexington Realty Trust	6.500%		N/R	524,824
15,731	RPT Realty	7.250%		BB	896,824
	Total Equity Real Estate Investment Trust				1,701,064

	Gas Utilities – 0.8%

21,052	South Jersey Industries Inc	8.750%		N/R	1,174,701
28,362	Spire Inc, (2)	7.500%		N/R	1,530,697
9,661	UGI Corp	7.250%		N/R	1,029,863
	Total Gas Utilities				3,735,261

	Independent Power & Renewable Electricity Producers – 0.4%

18,196	AES Corp	6.875%		BB	1,957,344

	Multi-Utilities – 3.2%

23,583	Algonquin Power & Utilities Corp	7.750%		N/R	1,171,082
46,896	CenterPoint Energy Inc	7.000%		N/R	2,125,327
34,119	Dominion Energy Inc	7.250%		BBB–	3,313,978
99,206	DTE Energy Co	6.250%		BBB–	4,903,753
19,334	NiSource Inc	7.750%		BBB–	1,987,342
13,621	Sempra Energy	6.750%		N/R	1,345,346
	Total Multi-Utilities				14,846,828

	Water Utilities – 0.2%

17,231	Essential Utilities Inc	6.000%		N/R	985,269
	Total Convertible Preferred Securities (cost $42,087,364)				43,923,425

Shares	Description (1)				Value

	INVESTMENT COMPANIES – 1.0% (0.7% of Total Investments)

443,961	Greencoat UK Wind PLC/Funds				$777,490
490,760	JLEN Environmental Assets Group Ltd				678,190
346,814	Real Estate Credit Investments Ltd/Fund				710,888
492,182	Renewables Infrastructure Group Ltd				871,769
413,430	Sequoia Economic Infrastructure Income Fund Ltd				635,950
778,441	Starwood European Real Estate Finance Ltd				1,012,208
	Total Investment Companies (cost $4,511,951)				4,686,495

JRI	Nuveen Real Asset Income and Growth Fund (continued)
Portfolio of Investments June 30, 2021
(Unaudited)

Principal Amount (000)	Description (1)			Coupon	Maturity	Ratings (5)	Value

	CONVERTIBLE BONDS – 0.8% (0.6% of Total Investments)

	Oil, Gas & Consumable Fuels – 0.6%

$3,195	Cheniere Energy Inc			4.250%	3/15/45	N/R	$2,690,854

	Real Estate Management & Development – 0.2%

970	Tricon Residential Inc, 144A			5.750%	3/31/22	N/R	1,081,453
$4,165	Total Convertible Bonds (cost $3,245,421)						3,772,307

Principal Amount (000)	Description (1)			Interest Rate (9)	Maturity		Value

	WHOLE LOANS – 0.8% (0.5% of Total Investments) (10), (11)

	Commercial Loans – 0.5%

$13,956	NCH Corp, (12), (13), (14)			11.925%	8/01/49		$2,102,417

	Multifamily Loans – 0.3%

4,383	NCH Corp, (12), (13), (14)			11.925%	8/01/49		1,401,833
$18,339	Total Whole Loans (cost $19,035,238)						3,504,250

Principal Amount (000)	Description (1)	Coupon (15)	Reference Rate (15)	Spread (15)	Maturity (16)	Ratings (5)	Value

	VARIABLE RATE SENIOR LOAN INTERESTS – 0.5% (0.4% of Total Investments) (15)

	Electric Utilities – 0.1%

$669	ExGen Renewables IV, LLC, Term Loan	3.500%	3-Month LIBOR	2.500%	12/15/27	BB–	$670,563

	Real Estate Management & Development – 0.4%

1,933	GGP, Term Loan B	2.604%	1-Month LIBOR	2.500%	8/24/25	BB+	1,890,005
$2,602	Total Variable Rate Senior Loan Interests (cost $2,592,965)						2,560,568

Principal Amount (000)	Description (1)			Coupon	Maturity	Ratings (5)	Value

	MORTGAGE-BACKED SECURITIES – 0.3% ( 0.2% of Total Investments)

$200	Alen 2021-ACEN Mortgage Trust, 144A, (1-Month LIBOR reference rate + 4.000% spread), (8)			4.073%	4/15/34	BB–	$201,658
100	COMM 2014-CCRE19 Mortgage Trust, 144A			4.865%	8/10/47	BBB–	98,966
165	COMM 2015-CCRE24 Mortgage Trust			3.463%	8/10/48	BBB–	151,694
215	GS Mortgage Securities Trust 2016-GS4			3.930%	11/10/49	A–	215,260
310	Natixis Commercial Mortgage Securities Trust 2019-MILE, 144A, (1-Month LIBOR reference rate + 2.750% spread), (8)			2.823%	7/15/36	N/R	309,907
525	Natixis Commercial Mortgage Securities Trust 2019-MILE, 144A, (1-Month LIBOR reference rate + 4.250% spread), (8)			4.323%	7/15/36	N/R	515,774
$1,515	Mortgage-Backed Securities (cost $1,490,410)						1,493,259
	Total Long-Term Investments (cost $591,771,676)						638,181,504

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 2.3% (1.7% of Total Investments)

	REPURCHASE AGREEMENTS – 2.3% (1.7% of Total Investments)

$3,243	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/21, repurchase price $3,243,340, collateralized by $3,691,900, U.S. Treasury Notes, 1.375%, due 11/15/40, value $3,308,289	0.000%	7/01/21	$3,243,340
7,826	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/21, repurchase price $7,825,979, collateralized by $8,908,200, U.S. Treasury Notes, 1.375%, due 11/15/40, value $7,982,582	0.000%	7/01/21	7,825,979
$11,069	Total Short-Term Investments (cost $11,069,319)			11,069,319
	Total Investments (cost $602,840,995) – 138.3%			649,250,823
	Borrowings – (38.5)% (17), (18)			(180,535,000)
	Other Assets Less Liabilities – 0.2% (19)			667,438
	Net Assets – 100%			$469,383,261

Investments in Derivatives

Futures Contracts – Short

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)
U.S. Treasury 10-Year Note	(20)	9/21	$(2,636,523)	$(2,650,000)	$(13,477)	$(4,688)
U.S. Treasury 10-Year Ultra Note	(46)	9/21	(6,681,026)	(6,771,344)	(90,318)	(22,281)
U.S. Treasury Long Bond	(11)	9/21	(1,726,892)	(1,768,250)	(41,358)	(7,219)
U.S. Treasury Ultra Bond	(7)	9/21	(1,299,581)	(1,348,813)	(49,232)	(7,875)
Total			$(12,344,022)	$(12,538,407)	$(194,385)	$(42,063)

Interest Rate Swaps – OTC Uncleared

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (20)	Optional Termination Date	Maturity Date	Value	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital Services LLC	$112,400,000	Receive	1-Month LIBOR	1.994%	Monthly	6/01/18	7/01/25	7/01/27	$(7,792,728)	$(7,792,728)

JRI	Nuveen Real Asset Income and Growth Fund (continued)
Portfolio of Investments June 30, 2021
(Unaudited)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)	For fair value measurement disclosure purposes, investment classified as Level 2.

(3)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(4)	Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.

(5)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(6)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.

(7)	Perpetual security. Maturity date is not applicable.

(8)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.

(9)	Represents the interest rate, coupon and maturity in effect as of the end of the reporting period.

(10)	Securities purchased as part of a private placement, which have not been registered with the U.S. Securities and Exchange Commission under the Securities Act of 1933.

(11)	Interest rates on whole loans are the net coupon rates in effect (after reducing the coupon rate by any mortgage servicing fees paid to mortgage servicers) as of the end of the reporting period.

(12)	Loan is currently default with regards to scheduled interest and/or principal payments.

(13)

Interest only – Represents securities that entitle holders to receive only interest payments on the mortgage. Principal balance on the loan is due at maturity. The interest rate disclosed represents the net coupon rate in effect as of the end of the reporting period.

(14)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3.

(15)

Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate (Reference Rate) plus an assigned fixed rate (Spread). These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(16)

Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(17)	Borrowings as a percentage of Total Investments is 27.8%.

(18)

The Fund may pledge up to 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings.

(19)

Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(20)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

ADR	American Depositary Receipt

BRL	Brazilian Real

CAD	Canadian Dollar

COP	Colombian Peso

EUR	Euro

GBP	Pound Sterling

LIBOR	London Inter-Bank Offered Rate

N/A	Not Applicable.

Reg S

Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

REIT	Real Estate Investment Trust

WI/DD	Purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

Statement of Assets and Liabilities

June 30, 2021

(Unaudited)

	JRS	JRI
Assets
Long-term investments, at value (cost $355,463,433 and $591,771,676, respectively)	$459,454,024	$638,181,504
Short-term investments, at value (cost approximates value)	19,785,298	11,069,319
Cash	—	3,484,440
Cash collateral at broker for investments in futures contracts(1)	—	229,003
Cash denominated in foreign currencies (cost $— and $79,568, respectively)	—	79,340
Receivable for:
Dividends	1,453,003	2,508,600
Interest	20,276	2,508,024
Investments sold	—	9,883,803
Reclaims	—	224,648
Other assets	131,412	35,282
Total assets	480,844,013	668,203,963
Liabilities
Borrowings	133,000,000	180,535,000
Unrealized depreciation on interest rate swaps	5,019,515	7,792,728
Payable for:
Dividends	5,360,515	2,601,913
Investments purchased – regular settlement	—	3,704,739
Investments purchased – when-issued/delayed-delivery settlement	253,250	3,120,000
Variation margin on futures contracts	—	42,063
Accrued expenses:
Interest	75,043	5,178
Management fees	328,626	511,213
Trustees fees	135,319	40,596
Other	160,685	467,272
Total liabilities	144,332,953	198,820,702
Net assets applicable to common shares	$336,511,060	$469,383,261
Common shares outstanding	28,892,471	27,453,680
Net asset value (“NAV”) per common share outstanding	$11.65	$17.10
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$288,925	$274,537
Paid-in surplus	252,454,463	600,765,662
Total distributable earnings	83,767,672	(131,656,938)
Net assets applicable to common shares	$336,511,060	$469,383,261
Authorized shares:
Common	Unlimited	Unlimited
Preferred	Unlimited	Unlimited
(1)	Cash pledged to collateralize the net payment obligations for investments in derivatives is in addition to the Fund’s securities pledged as collateral as noted in the Portfolio of Investments.

See accompanying notes to financial statements.

Statement of Operations

Six Months Ended June 30, 2021

(Unaudited)

	JRS	JRI
Investment Income
Dividends	$7,965,228	$14,232,184
Interest	22,775	4,227,227
Foreign tax withheld on dividend income	—	(747,260)
Total investment income	7,988,003	17,712,151
Expenses
Management fees	1,789,140	2,941,183
Interest expense	420,731	788,169
Custodian fees	21,884	149,781
Trustees fees	5,179	7,895
Professional fees	29,797	41,874
Shareholder reporting expenses	29,449	30,937
Shareholder servicing agent fees	2,053	12,652
Stock exchange listing fees	3,898	3,703
Investor relations expenses	37,621	84,241
Other	6,523	10,461
Total expenses	2,346,275	4,070,896
Net investment income (loss)	5,641,728	13,641,255
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	15,685,586	22,105,869
Futures contracts	—	706,884
Swaps	(675,203)	(1,048,243)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	46,286,609	11,878,946
Futures contracts	—	(257,520)
Swaps	2,264,296	3,515,288
Net realized and unrealized gain (loss)	63,561,288	36,901,224
Net increase (decrease) in net assets applicable to common shares from operations	$69,203,016	$50,542,479

See accompanying notes to financial statements.

Statement of Changes in Net Assets

	JRS		JRI
	Unaudited Six Months Ended 6/30/21	Year Ended 12/31/20	Unaudited Six Months Ended 6/30/21	Year Ended 12/31/20
Operations
Net investment income (loss)	$5,641,728	$7,614,621	$13,641,255	$21,881,278
Net realized gain (loss) from:
Investments and foreign currency	15,685,586	(19,914,317)	22,105,869	(93,827,013)
Futures contracts	—	—	706,884	(436,408)
Swaps	(675,203)	(890,726)	(1,048,243)	(1,382,402)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	46,286,609	(9,287,104)	11,878,946	(492,585)
Futures contracts	—	—	(257,520)	63,135
Swaps	2,264,296	(5,064,799)	3,515,288	(7,863,030)
Net increase (decrease) in net assets applicable to common shares from operations	69,203,016	(27,542,325)	50,542,479	(82,057,025)
Distributions to Common Shareholders
Dividends	(10,979,139)	(19,967,963)	(15,895,680)	(27,263,356)
Return of capital	—	(1,990,315)	—	(6,226,479)
Decrease in net assets applicable to common shares from distributions to common shareholders	(10,979,139)	(21,958,278)	(15,895,680)	(33,489,835)
Capital Share Transactions
Cost of shares repurchased and retired	—	—	—	(180,935)
Net increase (decrease) in net assets applicable to common shares from capital share transactions	—	—	—	(180,935)
Net increase (decrease) in net assets applicable to common shares	58,223,877	(49,500,603)	34,646,799	(115,727,795)
Net assets applicable to common shares at the beginning of period	278,287,183	327,787,786	434,736,462	550,464,257
Net assets applicable to common shares at the end of period	$336,511,060	$278,287,183	$469,383,261	$434,736,462

See accompanying notes to financial statements.

Statement of Cash Flows

Six Months Ended June 30, 2021

(Unaudited)

	JRS	JRI
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$69,203,016	$50,542,479
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(214,423,168)	(261,084,614)
Proceeds from sales and maturities of investments	205,681,886	244,561,382
Proceeds from (Purchase of) short-term investments, net	(15,923,767)	5,385,787
Proceeds from (Payments for) closed foreign currency spot contracts	—	(49,792)
Amortization (Accretion) of premiums and discounts, net	14,816	36,665
(Increase) Decrease in:
Receivable for dividends	211,588	(517,502)
Receivable for interest	(20,276)	(148,740)
Receivable for investments sold	1,751,338	(6,935,134)
Receivable for reclaims	—	(58,454)
Other assets	(21,116)	(7,992)
Increase (Decrease) in:
Investments purchased – regular settlement	—	(600,137)
Investments purchased – when-issued/delayed-delivery settlement	253,250	3,120,000
Payable for variation margin on futures contracts	—	24,250
Accrued management fees	51,930	33,019
Accrued interest	26,624	(12,303)
Accrued Trustees fees	26,515	9,797
Accrued other expenses	22,479	123,650
Net realized (gain) loss from investments	(15,685,586)	(22,105,869)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(46,286,609)	(11,878,946)
Swaps	(2,264,296)	(3,515,288)
Net cash provided by (used in) operating activities	(17,381,376)	(3,077,742)
Cash Flow from Financing Activities:
Proceeds from borrowings	23,000,000	14,500,000
Cash distributions paid to common shareholders	(5,618,624)	(13,293,767)
Net cash provided by (used in) financing activities	17,381,376	1,206,233
Net Increase (Decrease) in Cash, Cash Denominated in Foreign Currencies and Cash Collateral at Brokers	—	(1,871,509)
Cash, cash denominated in foreign currency, and cash collateral at brokers at the beginning of period	—	5,664,292
Cash, cash denominated in foreign currency, and cash collateral at brokers at the end of period	$—	$3,792,783

Supplemental Disclosure of Cash Flow Information
Cash paid for interest on borrowings (excluding borrowing costs)	$394,107	$788,862

The following table provides a reconciliation of cash and cash collateral at brokers to the statement of assets and liabilities:
Cash	$—	$3,484,440
Cash denominated in foreign currencies	—	79,340
Cash collateral at brokers for investments in futures	—	229,003
Total cash, cash denominated in foreign currencies and cash collateral at brokers	$—	$3,792,783

See accompanying notes to financial statements.

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Financial Highlights

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders				Common Shares
	Beginning Common Share NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Discount from Shares Repurchased and Retired		Ending NAV	Ending Share Price

JRS
Year Ended 12/31:
2021(e)	$9.63	$0.20	$2.20	$2.40	$(0.38)	$—	$—	$(0.38)	—		$11.65	$11.09
2020	11.35	0.26	(1.22)	(0.96)	(0.23)	(0.46)	(0.07)	(0.76)	—		9.63	8.44
2019	9.47	0.27	2.37	2.64	(0.27)	(0.49)	—	(0.76)	—		11.35	10.62
2018	11.35	0.33	(1.36)	(1.03)	(0.33)	(0.37)	(0.15)	(0.85)	—		9.47	8.46
2017	11.39	0.41	0.55	0.96	(0.62)	—	(0.38)	(1.00)	—		11.35	11.26
2016	11.71	0.39	0.27	0.66	(0.98)	—	—	(0.98)	—		11.39	10.77

JRI
Year Ended 12/31:
2021(e)	15.84	0.50	1.34	1.84	(0.58)	—	—	(0.58)	—		17.10	16.07
2020	20.04	0.80	(3.78)	(2.98)	(0.99)	—	(0.23)	(1.22)	—	*	15.84	13.46
2019	16.48	0.91	3.94	4.85	(1.29)	—	—	(1.29)	—		20.04	18.36
2018	19.61	1.05	(2.93)	(1.88)	(1.12)	—	(0.15)	(1.27)	0.02		16.48	13.63
2017	18.09	1.14	1.66	2.80	(1.28)	—	—	(1.28)	—		19.61	17.80
2016	17.27	1.12	1.04	2.16	(1.14)	—	(0.21)	(1.35)	0.01		18.09	15.74

	Borrowings at End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000

JRS
Year Ended 12/31:
2021(e)	$133,000	$3,530
2020	110,000	3,530
2019	131,500	3,493
2018	126,000	3,172
2017	145,300	3,257
2016	144,750	3,274

JRI
Year Ended 12/31:
2021(e)	180,535	3,600
2020	166,035	3,618
2019	222,225	3,477
2018	215,225	3,103
2017	225,225	3,406
2016	73,275	3,408

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets(c)
Based on NAV(b)	Based on Share Price(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

25.16%	36.30%	$336,511	1.55	%**	3.72	%**	50%
(7.42)	(12.24)	278,287	1.79		2.83		116
28.18	34.80	327,788	2.45		2.40		104
(9.44)	(17.93)	273,616	2.43		3.10		67
8.72	14.23	327,908	2.13		3.56		52
5.53	10.43	329,121	1.81		3.33		101

11.79	24.08	469,383	1.82	**	6.10	**	40
(14.15)	(19.31)	434,736	2.20		5.26		102
30.18	45.48	550,464	2.80		4.84		90
(9.90)	(17.07)	452,703	2.77		5.73		92
15.81	21.62	541,875	2.47		5.90		100
12.82	12.37	176,439	2.18		6.19		107

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(c) •

Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to reverse repurchase agreements and/or borrowings (as described in Note 8 – Borrowing Arrangements), where applicable.

•	Each ratio includes the effect of all interest expense paid and other costs related to reverse repurchase agreements and/or borrowings as follows:

JRS
Year Ended 12/31:
2021(e)	0.28	%**
2020	0.48
2019	1.15
2018	1.14
2017	0.79
2016	0.50

JRI
Year Ended 12/31:
2021(e)	0.35	%**
2020	0.66
2019	1.28
2018	1.20
2017	0.82
2016	0.56

(d)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.

(e)	Unaudited. For the six months ended June 30, 2021.
*	Rounds to less than $0.01 per share.
**	Annualized.

See accompanying notes to financial statements.

Notes to Financial Statements

(Unaudited)

1. General Information

Fund Information

The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are as follows (each a “Fund” and collectively, the “Funds”):

•	Nuveen Real Estate Income Fund (JRS)

•	Nuveen Real Asset Income and Growth Fund (JRI)

The Funds are registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as diversified closed-end management investment companies. JRS and JRI were organized as Massachusetts business trusts on August 27, 2001 and January 10, 2012, respectively.

The end of the reporting period for the Funds is June 30, 2021, and the period covered by these Notes to Financial Statements is the six months ended June 30, 2021 (the “current fiscal period”).

Investment Adviser and Sub-Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Security Capital Research & Management Incorporated (“Security Capital”), under which Security Capital manages JRS’s investment portfolio, while the Adviser manages JRS’s investments in swap contracts and Nuveen Asset Management, LLC (“NAM”), a subsidiary of the Adviser, under which NAM manages the investment portfolio of JRI.

Other Matters

The outbreak of the novel coronavirus (“COVID-19”) and subsequent global pandemic began significantly impacting the U.S. and global financial markets and economies during the calendar quarter ended March 31, 2020. The worldwide spread of COVID-19 has created significant uncertainty in the global economy. The duration and extent of COVID-19 over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Funds’ normal course of business, results of operations, investments, and cash flows will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.

2. Significant Accounting Policies

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. Each Fund is an investment company and follows the accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services – Investment Companies. The net asset value (“NAV”) for financial reporting purposes may differ from the NAV for processing security and common share transactions. The NAV for financial reporting purposes includes security and common share transactions through the date of the report. Total return is computed based on the NAV used for processing security and common share transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.

Compensation

The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Funds’ Board of Trustees (the ”Board”) has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Distributions to Common Shareholders

Distributions to common shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Each Fund makes quarterly cash distributions to common shareholders of a stated dollar amount per share. Subject to approval and oversight by the Board, each Fund seeks to maintain a stable distribution level designed to deliver the long-term return potential of each Fund’s investment strategy through regular quarterly distributions (a “Managed Distribution Program”). Total distributions during a calendar year generally will be made from each Fund’s net investment income, net realized capital gains and net unrealized capital gains in the Fund’s portfolio, if any. The portion of distributions paid attributed to net unrealized gains, if any, is distributed from the Fund’s assets and is treated by shareholders as a nontaxable distribution (“return of capital”) for tax purposes. In the event that total distributions during a calendar year exceed a Fund’s total return on NAV, the difference will reduce NAV per share. If a Fund’s total return on NAV exceeds total distributions during a calendar year, the excess will be reflected as an increase in NAV per share. The final determination of the source and character of all distributions paid by a Fund during the fiscal year is made after the end of the fiscal year and is reflected in the financial statements contained in the annual report as of December 31 each year.

The tax character of Fund distributions for a fiscal year is dependent upon the amount and tax character of distributions received from securities held in a Fund’s portfolio. Distributions received from certain securities in which a Fund invests, most notably real estate investment trust securities, may be characterized for tax purposes as ordinary income, long-term capital gain and/or a return of capital. The issuer of a security reports the tax character of its distributions only once per year, generally during the first two months of the calendar year. The distribution is included in a Fund’s ordinary income until such time a Fund is notified by the issuer of the actual tax character.

Foreign Currency Transactions and Translation

To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollars at the end of each day. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized foreign currency gains and losses resulting from changes in exchange rates associated with (i) foreign currency, (ii) investments and

(iii) derivatives include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with

(i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

As of the end of the reporting period, JRI’s investments in non-U.S. securities were as follows:

JRI	Value	% of Total Investments
Country:
Canada	$93,951,293	14.5%
Australia	32,536,365	5.0%
United Kingdom	25,502,682	3.9%
Singapore	19,416,895	3.0%
Spain	19,169,782	3.0%
Hong Kong	14,904,752	2.3%
Italy	10,515,072	1.6%
France	8,502,984	1.3%
Germany	7,889,140	1.2%
China	7,338,312	1.1%
Other	55,767,279	9.0%
Total non-U.S. securities	$295,494,556	45.9%

Notes to Financial Statements (continued)

(Unaudited)

Indemnifications

Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Investments and Investment Income

Securities transactions are accounted for as of the trade date for financial reporting purposes. Trade date for senior and subordinated loans purchased in the “primary market” is considered the date on which the loan allocations are determined. Trade date for senior and subordinated loans purchased in the “secondary market” is the date on which the transaction is entered into. Realized gains and losses on securities transactions are based upon the specific identification method. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when information is available. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Interest income, is recorded on an accrual basis and includes accretion of discounts and amortization of premiums for financial reporting purposes. Interest income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash. Fee income consists primarily of amendment fees. Amendment fees are earned as compensation for evaluating and accepting changes to an original senior loan agreement and are recognized when received.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4 – Portfolio Securities and Investments in Derivatives.

New Accounting Pronouncements and Rule Issuances

Reference Rate Reform

In March 2020, FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates, when participating banks will no longer be required to submit London Interbank Offered Rate (LIBOR) quotes by the UK Financial Conduct Authority (FCA). The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. For new and existing contracts, the Funds may elect to apply the amendments as of March 12, 2020 through December 31, 2022. Management has not yet elected to apply the amendments, is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Funds’ investments and has currently determined that it is unlikely the ASU’s adoption will have a significant impact on the Funds’ financial statements and various filings.

Securities and Exchange Commission (“SEC”) Adopts New Rules to Modernize Fund Valuation Framework

In December 2020, the SEC voted to adopt a new rule governing fund valuation practices. New Rule 2a-5 under the 1940 Act establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of Section 2(a)(41) of the 1940 Act, which requires a fund to fair value a security when market quotation are not readily available. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth the recordkeeping requirements associated with fair value determinations. Finally, the SEC is rescinding previously issued guidance on related issues, including the role of a board in determining fair value and the accounting and auditing of fund investments. Rule 2a-5 and Rule 31a-4 became effective on March 8, 2021, with a compliance date of September 8, 2022. A fund may voluntarily comply with the rules after the effective date, and in advance of the compliance date, under certain conditions. Management is currently assessing the impact of these provisions on the Funds’ financial statements.

3. Investment Valuation and Fair Value Measurements

The Funds’ investments in securities are recorded at their estimated fair value utilizing valuation methods approved by the Board. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. U.S. GAAP establishes the three-tier hierarchy which is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect management’s assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

A description of the valuation techniques applied to the Funds’ major classifications of assets and liabilities measured at fair value follows:

Equity securities and exchange-traded funds listed or traded on a national market or exchange are valued based on their sale price at the official close of business of such market or exchange on the valuation date. Foreign equity securities and registered investment companies that trade on a foreign exchange are valued at the last sale price or official closing price reported on the exchange where traded and converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. To the extent these securities are actively traded and that valuation adjustments are not applied, they are generally classified as Level 1. If there is no official close of business, then the latest available sale price is utilized. If no sales are reported, then the mean of the latest available bid and ask prices is utilized and these securities are generally classified as Level 2.

Prices of fixed-income securities are generally provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2.

Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price, or an evaluated price provided by the pricing service and are generally classified as Level 1 or 2.

For events affecting the value of foreign securities between the time when the exchange on which they are traded closes and the time when the Funds’ net assets are calculated, such securities will be valued at fair value in accordance with procedures adopted by the Board. These foreign securities are generally classified as Level 2.

Investments in investment companies are valued at their respective NAVs on the valuation date and are generally classified as Level 1.

Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price and are generally classified as Level 1.

Swap contracts are marked-to-market daily based upon a price supplied by a pricing service. Swaps are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Commercial and multifamily whole loans are generally fair valued using a discounted cash flow methodology designed to incorporate, among other things, the present value of the projected stream of cash flows for such investments (the “discounted cash flow” methodology). For commercial and multifamily whole loans, the discounted cash flow methodology takes into account a number of relevant factors, including changes in prevailing interest rates, yield spreads, the borrower’s creditworthiness (i.e. the debt service coverage ratio), lien position, delinquency status, and the projected rate of prepayments. For first lien loans, if the resulting price from the discounted cash flow methodology is lower than the current average loss recovery on commercial mortgage-backed securities (the “price floor”), the loan will be fair valued at the price floor (the “price floor” methodology). In addition, for all loans, if the resulting price from the discounted cash flow methodology is above the loan’s par value plus any prepayment penalty (the “price ceiling”), the loan will be fair valued at the price ceiling (the “anticipated recovery rate” methodology). Newly purchased loans are initially fair valued at their purchase price and subsequently fair valued using the discounted cash flow methodology. Loans with a pending short payoff will be fair valued at the anticipated recovery rate. If the Funds’ Valuation Committee, as described below, concludes that the fundamentals of a loan or its underlying collateral do not support the use of the discounted cash flow, price ceiling or price floor methodologies, a fair value determination may be made that incorporates other relevant factors (e.g., third-party appraisal of loan collateral). Valuations of commercial and multifamily whole loans are determined no less frequently than weekly. Although the Adviser believes the pricing methodologies to be reasonable and appropriate, the actual values that may be

Notes to Financial Statements (continued)

(Unaudited)

realized upon a current sale of commercial and multifamily whole loans can only be determined in negotiations between the Funds and third parties, and may vary significantly from fair value prices used by the Funds.

The significant unobservable inputs used in the determination of fair value using the discounted cash flow methodology for commercial and multifamily whole loans include yield and liquidity spreads and debt service coverage ratios, ceilings, floors and appraisals. Significant increases (decreases) in yield and liquidity spreads would result in lower (higher) fair values. A significant decrease (increase) in the debt service coverage ratio of a loan’s borrower could result in lower (higher) fair values.

Real estate owned properties are valued, whenever possible, using a third-party appraisal or broker’s opinion of value. If a third-party appraisal or broker’s opinion is not available, a property is valued at the current average loss recovery on commercial mortgage-backed securities (the “average recovery rate” methodology). There were no real estate owned properties held by the Funds as of the end of the reporting period.

Any portfolio security or derivative for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued at fair value, as determined in good faith using procedures approved by the Board. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. To the extent the inputs are observable and timely, the values would be classified as Level 2 of the fair value hierarchy; otherwise they would be classified as Level 3.

The following table summarizes the market value of the Funds’ investments as of the end of the reporting period, based on the inputs used to value them:

JRS	Level 1	Level 2		Level 3		Total
Long-Term Investments*:
Real Estate Investment Trust Common Stocks	$305,412,176	$—		$—		$305,412,176
Real Estate Investment Trust Preferred Stocks	118,765,654	22,972,195	**	—		141,737,849
Corporate Bonds	—	12,303,999		—		12,303,999

Short-Term Investments:
Repurchase Agreements	—	19,785,298		—		19,785,298

Investments in Derivatives:
Interest Rate Swaps***	—	(5,019,515)		—		(5,019,515)
Total	$424,177,830	$50,041,977		$—		$474,219,807

JRI
Long-Term Investments*:
Common Stocks	$81,510,649	$85,318,125	**	$—		$166,828,774
Real Estate Investment Trust Common Stocks	106,631,588	50,024,355	**	—		156,655,943
Corporate Bonds	—	97,464,573		—		97,464,573
$25 Par (or similar) Retail Preferred	88,661,063	3,866,208	**	—		92,527,271
$1,000 Par (or similar) Institutional Preferred	—	64,764,639		—		64,764,639
Convertible Preferred Securities	42,392,728	1,530,697	**	—		43,923,425
Investment Companies	4,686,495	—		—		4,686,495
Convertible Bonds	—	3,772,307		—		3,772,307
Whole Loans	—	—		3,504,250	**	3,504,250
Variable Rate Senior Loan Interests	—	2,560,568		—		2,560,568
Mortgage-Backed Securities	—	1,493,259		—		1,493,259

Short-Term Investments:
Repurchase Agreements	—	11,069,319		—		11,069,319

Investments in Derivatives:
Futures Contracts***	(194,385)	—		—		(194,385)
Interest Rate Swaps***	—	(7,792,728)		—		(7,792,728)
Total	$323,688,138	$314,071,322		$3,504,250		$641,263,710
*	Refer to the Fund’s Portfolio of Investments for industry classifications and whole loan categories, where applicable.
**	Refer to the Fund’s Portfolio of Investments for securities classified as Level 2 and/or Level 3, where applicable.
***	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

4. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Unfunded Commitments

Pursuant to the terms of certain of the variable rate senior loan agreements, JRI may have unfunded senior loan commitments. The Fund will maintain with its custodian, cash, liquid securities and/or liquid senior loans having an aggregate value at least equal to the amount of unfunded senior loan commitments. As of the end of the reporting period, the Fund had no such outstanding unfunded senior loan commitments.

Participation Commitments

With respect to the senior loans held in JRI’s portfolio, the Fund may: 1) invest in assignments; 2) act as a participant in primary lending syndicates; or 3) invest in participations. If the Fund purchases a participation of a senior loan interest, the Fund would typically enter into a contractual agreement with the lender or other third party selling the participation, rather than directly with the borrower. As such, the Fund not only assumes the credit risk of the borrower, but also that of the selling participant or other persons interpositioned between the Fund and the borrower. As of the end of the reporting period, the Fund had no such outstanding participation commitments.

Whole Loans

Whole loans and participating mortgages may bear a greater risk of loss arising from a default on the part of the borrower of the underlying loans than do traditional mortgage-backed securities. This is because whole loans and participating mortgages, unlike most mortgage-backed securities, generally are not backed by any government guarantee or private credit enhancement. Such risk may be greater during a period of declining or stagnant real estate values.

JRI may invest in single family, multi-family and commercial loans. A participating loan is a whole loan that contains provisions for the lender to participate in the income stream provided by the property, including net cash flow and capital proceeds. An outstanding participating loan agreement may provide excess cash flows and certain appreciation rights after the mortgage obligation has been fully paid and before the sale of the property to a third party.

On occasion real estate property may be acquired through foreclosure or deed in lieu of foreclosure on whole loans or similar obligations. The Fund may incur costs and delays or loss in the collection of principal and/or interest to which it is entitled in the event of such foreclosure. Also there is no assurance that the subsequent sale of the foreclosed property will produce an amount equal to the sum of the unpaid principal balance of the loan as of the date the borrower went into default, the accrued unpaid interest, and all of the foreclosure expenses. In such case, the Fund may suffer a loss.

The Fund may also receive rental or other income as a result of holding real estate. This income would generally fail to meet the test for “qualifying income” set forth in Section 851 of the Internal Revenue Code and could result in adverse tax consequences to the Fund. In addition; the Fund may incur expenses associated with maintaining or improving any real estate owned. When such events occur, real estate income is recognized on a net basis on the

Statement of Operations and capital improvements are recorded as an addition to the cost basis of the property, which will increase any loss at sale.

As of the end of the reporting period, the Fund did not own any real estate property.

The delinquency loan profile as to the timely payment of principal and interest of the whole loans in which JRI was invested as of the end of the reporting period is as follows:

	Current		30 Days		60 Days		90 Days		120+ Days		Total
Whole Loan Category	Value	%*	Value	%*	Value	%*	Value	%*	Value	%*	Value	%*
Multifamily Loans	$—	—%	$—	—%	$—	—%	$—	—%	$1,401,833	40.0%	$1,401,833	40.0%
Commercial Loans	—	—	—	—	—	—	—	—	2,102,417	60.0%	2,102,417	60.0%
* As a of percentage of the total value of the whole loan category as of the end of the reporting period.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Notes to Financial Statements (continued)

(Unaudited)

The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty
JRS	Fixed Income Clearing Corporation	$19,785,298	$(20,181,058)
JRI	Fixed Income Clearing Corporation	11,069,319	(11,290,871)

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investment Transactions

Long-term purchases and sales (including maturities but excluding derivative transactions) during the current fiscal period were as follows:

	JRS	JRI
Purchases	$214,423,168	$261,084,614
Sales and maturities	205,681,886	244,561,382

The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in its portfolio with a current value at least equal to the amount of the when-issued/delayed-delivery purchase commitments. If a Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments, such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Futures Contracts

Upon execution of a futures contract, a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Cash collateral at brokers for investments in futures contracts” on the Statement of Assets and Liabilities. Investments in futures contracts obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the open contracts. If a Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the current fiscal period, JRI continued using interest rate futures contracts to partially hedge the portfolio against movements in interest rates.

The average notional amount of futures contracts outstanding during the current fiscal period was as follows:

JRI
Average notional amount of futures contracts outstanding*	$11,019,686
*

The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the current fiscal period and at the end of each quarter within the current fiscal period.

The following table presents the fair value of all futures contracts held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
JRI
Interest rate	Futures contracts	—	$—	Payable for variation margin on future contracts*	$(194,385)
*

Value represents the cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s Portfolio of Investments and not the daily asset and/or liability derivatives location as described in the table above.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts	Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
JRI	Interest rate	Futures contracts	$706,884	$(257,520)

Interest Rate Swap Contracts

Interest rate swap contracts involve a Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve a Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”).

The amount of the payment obligation for an interest rate swap is based on the notional amount and the termination date of the contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive.

Interest rate swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), the Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations under the contracts. For an over-the-counter (“OTC”) swap that is not cleared through a clearing house (“OTC Uncleared”), the amount recorded on these transactions is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps.”

Upon the execution of an OTC swap cleared through a clearing house (“OTC Cleared”), the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash deposited by the Fund to cover initial margin requirements on open swap contracts, if any, is recognized as a component of “Cash collateral at brokers for investments in swaps” on the Statement of Assets and Liabilities. Investments in OTC Cleared swaps obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap contract. If the Fund has unrealized appreciation, the clearing broker will credit the Fund’s account with an amount equal to the appreciation. Conversely, if the Fund has unrealized depreciation, the clearing broker will debit the Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin for OTC Cleared swaps is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of “Unrealized appreciation or depreciation on interest rate swaps” as described in the preceding paragraph.

Notes to Financial Statements (continued)

(Unaudited)

The net amount of periodic payments settled in cash are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract. For tax purposes, payments expected to be received or paid on the swap contracts are treated as ordinary income or expense, respectively. Changes in the value of the swap contracts during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” on the Statement of Operations. In certain instances, payments are made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap agreements and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Payments received or made at the beginning of the measurement period, if any, are recognized as “Interest rate swaps premiums received and/or paid” on the Statement of Assets and Liabilities.

During the current fiscal period, the Funds continued to use interest rate swap contracts to partially hedge their future interest cost of leverage, which is through the use of bank borrowings.

The average notional amount of interest rate swap contracts outstanding during the current fiscal period was as follows:

	JRS	JRI
Average notional amount of interest rate swap contracts outstanding*	$72,400,000	$112,400,000
*	The average notional amount is calculated based on the outstanding notional at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all swap contracts held by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
JRS
Interest rate	Swaps (OTC Uncleared)	—	$—	Unrealized depreciation on interest rate swaps**	$(5,019,515)
JRI
Interest rate	Swaps (OTC Uncleared)	—	$—	Unrealized depreciation on interest rate swaps**	$(7,792,728)
**

Some swap contracts require a counterparty to pay or receive a premium, which is disclosed in the Statement of Assets and Liabilities, when applicable, and is not reflected in the cumulative unrealized appreciation (depreciation) presented above.

The following table presents the swap contracts subject to netting agreements and the collateral delivered related to those swap contracts as of the end of the reporting period.

Fund	Counterparty	Gross Unrealized Appreciation on Interest Rate Swaps***	Gross Unrealized (Depreciation) on Interest Rate Swaps***	Net Unrealized Appreciation (Depreciation) on Interest Rate Swaps	Collateral Pledged to (from) Counterparty	Net Exposure
JRS	Morgan Stanley Capital Services LLC	$—	$(5,019,515)	$(5,019,515)	$4,891,986	$(127,529)
JRI	Morgan Stanley Capital Services LLC	—	(7,792,728)	(7,792,728)	7,561,949	(230,779)
***	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
JRS	Interest rate	Swaps	$(675,203)	$2,264,296
JRI	Interest rate	Swaps	(1,048,243)	3,515,288

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates its carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

5. Fund Shares

Common Share Transactions

Transactions in common shares during the Funds’ current and prior fiscal period, where applicable, were as follows:

	JRI
	Six Months Ended 6/30/21	Year Ended 12/31/20
Common shares repurchased and retired	—	(15,500)
Weighted average common share:
Price per share repurchased and retired	—	$11.65
Discount per share repurchased and retired	—	15.72%

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. In any year when the Funds realize net capital gains, each Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay federal corporate income taxes on such retained gains.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the recognition of premium amortization and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

The table below presents the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of June 30, 2021.

For purposes of this disclosure, derivative tax cost is generally the sum of any upfront fees or premiums exchanged and any amounts unrealized for income statement reporting but realized in income and/or capital gains for tax reporting. If a particular derivative category does not disclose any tax unrealized appreciation or depreciation, the change in value of those derivatives have generally been fully realized for tax purposes.

	JRS	JRI
Tax cost of investments	$386,112,119	$618,489,463
Gross unrealized:
Appreciation	$104,796,597	$65,938,014
Depreciation	(16,688,909)	(43,163,767)
Net unrealized appreciation (depreciation) of investments	$88,107,688	$22,774,247

Notes to Financial Statements (continued)

(Unaudited)

Permanent differences, primarily due to distribution reallocations, bond premium amortization adjustments, treatment of notional principal contracts, complex securities character adjustments, foreign currency transactions, investments in partnerships, and investments in passive foreign investment companies, resulted in reclassifications among the Funds’ components of common share net assets as of December 31, 2020, the Funds’ last tax year end.

The tax components of undistributed net ordinary income and net long-term capital gains as of December 31, 2020, the Funds’ last tax year end, were as follows:
	JRS	JRI
Undistributed net ordinary income	$—	$—
Undistributed net long-term capital gains	—	—

The tax character of distributions paid during the Funds’ last tax year ended December 31, 2020 was designated for purposes of the dividends paid deduction as follows:
	JRS	JRI
Distributions from net ordinary income[1]	$6,628,285	$27,263,356
Distributions from net long-term capital gains	13,339,678	—
Return of capital	1,990,315	6,226,479

[1] Net ordinary income consists of net taxable income derived from dividends, interest, and net short term capital gains, if any.

As of December 31, 2020, the Funds’ last tax year end, the Funds had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

	JRS	JRI[2]
Not subject to expiration:
Short-term	$14,022,815	$63,886,513
Long-term	—	110,027,962
Total	$14,022,815	$173,914,475

[2] A portion of JRI’s capital loss carryforwards are subject to an annual limitation under the Internal Revenue Code and related regulations

7. Management Fees

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. Security Capital and NAM are compensated for their services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Managed Assets*	JRS	JRI
For the first $500 million	0.7000%	0.8000%
For the next $500 million	0.6750	0.7750
For the next $500 million	0.6500	0.7500
For the next $500 million	0.6250	0.7250
For managed assets over $2 billion	0.6000	0.7000

The annual complex-level fee, payable monthly, for each Fund is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by each Fund’s daily managed assets:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$80 billion	0.1773%
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*

For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do not include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. As of June 30, 2021, the complex-level fee for each Fund was 0.1539%.

8. Borrowing Arrangements

Borrowings

Each Fund entered into a borrowing arrangement (“Borrowings”) as a means of leverage. As of the end of the reporting period, each Fund’s maximum commitment amount under these Borrowings is as follows:

	JRS	JRI
Maximum commitment amount	$150,000,000	$190,500,000

As of the end of the reporting period, each Fund’s outstanding balance on its Borrowings was as follows:

	JRS	JRI
Outstanding balance on Borrowings	$133,000,000	$180,535,000

For JRS interest is charged on these Borrowings at 1-Month LIBOR (London Inter-Bank Offered Rate) plus 0.61% per annum on the amounts borrowed. For JRI interest is charged on these Borrowings at 1-Month LIBOR (London Inter-Bank Offered Rate) plus 0.775% per annum on the amounts borrowed and 0.125% per annum on the undrawn balance.

During the current fiscal period, the average daily balance outstanding (which was for the entire reporting period) and average annual interest rate on each Fund’s Borrowings were as follows:

	JRS	JRI
Average daily balance outstanding	$116,411,602	$173,389,144
Average annual interest rate	0.73%	0.92%

In order to maintain these Borrowings, the Funds must meet certain collateral, asset coverage and other requirements. Borrowings outstanding are fully secured by eligible securities held in each Fund’s portfolio of investments.

Borrowings outstanding are recognized as “Borrowings” on the Statement of Assets and Liabilities. Interest expense and other fees incurred on the drawn amount and undrawn balance are recognized as a component of “Interest expense” on the Statement of Operations.

Inter-Fund Borrowing and Lending

The SEC has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Funds covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund

Notes to Financial Statements (continued)

(Unaudited)

loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each interfund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.

The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

During the current reporting period, none of the Funds covered by this shareholder report have entered into any inter-fund loan activity.

9. Subsequent Events

Borrowings

During July 2021, JRI amended its borrowings and increased its maximum commitment amount to $215,500,000 and decreased its interest on Borrowings to 1-Month LIBOR plus 0.7000% per annum on the amount borrowed and 0.125% per annum on the undrawn balance. All other terms remained unchanged.

Risk Considerations (Unaudited)

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.

Nuveen Real Estate Income Fund (JRS)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Real estate investments may suffer due to economic downturns and changes in commercial real estate values, rents, property taxes, interest rates and tax laws. The Fund’s concentration in real estate may involve greater risk and volatility than more diversified investments. Prices of equity securities may decline significantly over short or extended periods of time. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. For these and other risks such as preferred securities risk, see the Fund’s web page at www.nuveen.com/JRS.

Nuveen Real Asset Income and Growth Fund (JRI)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Concentration in specific sectors may involve greater risk and volatility than more diversified investments: real estate investments may suffer due to economic downturns and changes in real estate values, rents, property taxes, interest rates and tax laws; infrastructure-related securities may face adverse economic, regulatory, political, and legal changes. Prices of equity securities may decline significantly over short or extended periods of time. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. For these and other risks such as foreign investment risk, see the Fund’s web page at www.nuveen.com/JRI.

Additional Fund Information (Unaudited)

Board of Trustees
Jack B. Evans	William C. Hunter	Amy B.R. Lancellotta	Albin F. Moschner	Joanne T. Medero	John K. Nelson
Judith M. Stockdale	Carole E. Stone	Matthew Thornton III	Terence J. Toth	Margaret L. Wolff	Robert L. Young

Investment Adviser Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm KPMG LLP 200 East Randolph Street Chicago, IL 60601	Transfer Agent and Shareholder Services Computershare Trust Company, N.A. 150 Royall Street Canton, MA 02021 (800) 257-8787

Portfolio of Investments Information

Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC’s website at http://www.sec.gov.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases

Each Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock, as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	JRS	JRI
Common shares repurchased	0	0

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report

(Unaudited)

∎

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

∎

JRI Custom Blended Fund Performance Benchmark (old): A five index blend comprised of weightings approximating the Fund’s proposed portfolio. The Fund’s proposed portfolio may differ significantly from the blended portfolio and actual returns may be substantially lower. Benchmark returns do not include the effects of any sales charges or management fees.

Weighting Percentage	Index	Definition
28%	S&P Global Infrastructure Index (Net)	An unmanaged index comprised of 75 of the largest publicly listed infrastructure companies that meet specific investability requirements.
21%	FTSE EPRA/Nareit Developed Index (Net)	An index designed to track the performance of listed real estate companies and REITs worldwide.
18%	Wells Fargo Hybrid & Preferred Securities REIT Index	An Index designed to track the performance of preferred securities issued in the U.S. market by real estate investment trusts (REITs). The index is composed exclusively of preferred shares and depositary shares.
18%	Bloomberg Barclays U.S. Corporate High Yield Bond Index	An index that covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.
15%	Bloomberg Barclays Global Capital Securities Index	An index that tracks fixed-rate, investment grade capital securities denominated in USD, EUR and GBP.

∎

JRI Custom Blended Fund Performance Benchmark (new): (Effective April 1, 2021) A five index blend comprised of weightings approximating the Fund’s proposed portfolio. The Fund’s proposed portfolio may differ significantly from the blended portfolio and actual returns may be substantially lower. Performance prior to 4/1/2021 reflects JRI Custom Blended Fund Performance Benchmark’s previous composition. Benchmark returns do not include the effects of any sales charges or management fees.

Weighting Percentage	Index	Definition
22%	S&P Global Infrastructure Index (Net)	An unmanaged index comprised of 75 of the largest publicly listed infrastructure companies that meet specific investability requirements.
25%	FTSE EPRA/Nareit Developed Index (Net)	An index designed to track the performance of listed real estate companies and REITs worldwide.
20%	ICE Hybrid & Preferred Infrastructure 7% Issuer Constrained Custom Index	An index designed to represent the performance of the energy and utilities subgroups of the ICE BofA All Capital Securities Index.
13%	FTSE Nareit Preferred Stock Index	An index that is designed to track the performance of the U.S. REITs preferred stocks.
20%	Bloomberg Barclays U.S. Corporate High Yield Index	An index that covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

∎

JRS Custom Blended Fund Performance Benchmark (old): A blended return comprised of: 1) 60% Wilshire U.S. Real Estate Securities Index (WILRESI). The Wilshire U.S. Real Estate Securities Index measures the performance of publicly traded real estate investment trusts (REITs) and 2) 40% Wells Fargo Hybrid and Preferred Securities REIT Index (inception date 5/31/2007). The Wells Fargo Hybrid and Preferred Securities REIT Index is designed to track the performance of preferred securities issued in the

Glossary of Terms Used in this Report (continued)

(Unaudited)

U.S. market by REITs. The index is composed exclusively of preferred shares and depositary shares. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

∎

JRS Custom Blended Fund Performance Benchmark (new): (Effective April, 1, 2021) a blended return comprised of: 1) 60% Wilshire U.S. Real Estate Securities Index (WILRESI). The Wilshire U.S. Real Estate Securities Index measures the performance of publicly traded real estate investment trusts (REITs) and 2) 40% FTSE Nareit Preferred Stock Index. The FTSE Nareit Preferred Stock Index consists of all publicly traded, nonconvertible, perpetual preferred stocks that meet a minimum size requirement of $50 million of face value, and were issued by companies that are members of the FTSE Nareit All REITs Index. Performance prior to 4/1/2021 reflects JRS Custom Blended Fund Performance Benchmark’s previous composition. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

∎

Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see below) and the leverage effects of certain derivative investments in the fund’s portfolio.

∎	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

∎

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

∎

Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

∎

Wilshire U.S. Real Estate Securities Index (WILRESI): A float-adjusted market capitalization index that is reviewed quarterly. This index is designed to measure the performance of publicly traded real estate investment trusts and to serve as a proxy for direct real estate investments. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Annual Investment Management Agreement Approval Process

(Unaudited)

At a meeting held on May 25-27, 2021 (the “May Meeting”), the Boards of Trustees (collectively, the “Board” and each Trustee, a “Board Member”) of the Funds, which are comprised entirely of Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), approved, for their respective Fund, the renewal of the management agreement (each, an “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”), pursuant to which the Adviser serves as the investment adviser to such Fund and the sub-advisory agreement (each, a “Sub-Advisory Agreement”) with (a) in the case of Nuveen Real Estate Income Fund (the “Real Estate Income Fund”), Security Capital Research & Management Incorporated (“Security Capital”), pursuant to which Security Capital serves as the investment sub-adviser to such Fund; and (b) in the case of Nuveen Real Asset Income and Growth Fund (the “Real Asset Income and Growth Fund”), Nuveen Asset Management, LLC (“NAM,” and Security Capital and NAM are each, a “Sub-Adviser”), pursuant to which NAM serves as the investment sub-adviser to such Fund. Although the 1940 Act requires that continuances of the Advisory Agreements (as defined below) be approved by the in-person vote of a majority of the Independent Board Members, the May Meeting was held virtually through the internet in view of the health risks associated with holding an in-person meeting during the COVID-19 pandemic and governmental restrictions on gatherings. The May Meeting was held virtually in reliance on certain exemptive relief the Securities and Exchange Commission provided to registered investment companies providing temporary relief from the in-person voting requirements of the 1940 Act with respect to the approval of a fund’s advisory agreement in light of these challenges.

Following up to an initial two-year period, the Board considers the renewal of each Investment Management Agreement and Sub-Advisory Agreement on behalf of the applicable Fund on an annual basis. The Investment Management Agreements and Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements” and the Adviser and each Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser.” Throughout the year, the Board and its committees meet regularly and, at these meetings, receive regular and/or special reports that cover an extensive array of topics and information that are relevant to its annual consideration of the renewal of the advisory agreements for the Nuveen funds. Such information may address, among other things, fund performance and risk information; the Adviser’s strategic plans; product initiatives for various funds; the review of the funds and investment teams; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers to the funds; valuation of securities; fund expenses; securities lending; liquidity management; overall market and regulatory developments; and with respect to closed-end funds, capital management initiatives, institutional ownership, management of leverage financing and the secondary market trading of the closed-end funds and any actions to address discounts. The Board also seeks to meet periodically with the Nuveen funds’ sub-advisers and portfolio teams, when feasible.

In addition, in connection with the annual consideration of the advisory agreements for the Nuveen funds, the Board, through its independent legal counsel, requested and received extensive materials and information prepared specifically for its annual consideration of the renewal of such advisory agreements by the Adviser and by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The materials cover a wide range of topics including, but not limited to, a description of the nature, extent and quality of services provided by the Fund Advisers; a review of product actions taken during 2020 (such as mergers, liquidations, fund launches, changes to investment teams, and changes to investment policies); a review of each sub-adviser to the Nuveen funds and the applicable investment teams; an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a review of management fee schedules; a description of portfolio manager compensation; an overview of the secondary market trading of shares of the Nuveen closed-end funds (including, among other things, an analysis of performance, distribution and valuation and capital-raising trends in the broader closed-end fund market and with respect to Nuveen closed-end funds and a review of the leverage management actions taken on behalf of the closed-end funds particularly during the periods of market volatility generally caused by the COVID-19 pandemic); a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued during the year for the benefit of particular fund(s) and/or the complex; a description of the profitability or financial data of Nuveen and the sub-advisers to the Nuveen funds; and a description of indirect benefits received by the Adviser and the sub-advisers as a result of their

Annual Investment Management Agreement Approval Process (continued)

(Unaudited)

relationships with the Nuveen funds. The information prepared specifically for the annual review supplemented the information provided to the Board and its committees and the evaluations of the Nuveen funds by the Board and its committees during the year.

In continuing its practice, the Board met prior to the May Meeting to begin its considerations of the renewal of the Advisory Agreements. Accordingly, on April 21-22, 2021 (the “April Meeting”), the Board met to review and discuss, in part, the performance of the Nuveen funds and the Adviser’s evaluation of each sub-adviser to the Nuveen funds. At the April Meeting, the Board Members asked questions and requested additional information that was provided for the May Meeting. The Board reviewed fund performance throughout the year and in its review, the Board recognized the volatile market conditions that occurred in early 2020 arising, in part, from the public health crisis caused by the novel coronavirus known as COVID-19 and the resulting impact on a fund’s performance for 2020 and thereafter. Accordingly, the Board considered performance data measured over various periods of time as summarized in more detail below.

The Independent Board Members considered the review of the advisory agreements for the Nuveen funds to be an ongoing process and employed the accumulated information, knowledge and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Adviser and sub-advisers in their review of the advisory agreements. The contractual arrangements are a result of multiple years of review, negotiation and information provided in connection with the boards’ annual review of the Nuveen funds’ advisory arrangements and oversight of the Nuveen funds.

The Independent Board Members were advised by independent legal counsel during the annual review process as well as throughout the year, including meeting in executive sessions with such counsel at which no representatives from the Adviser or the Sub-Advisers were present. In connection with their annual review, the Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements.

The Board’s decision to renew the Advisory Agreements was not based on a single identified factor, but rather the decision reflected the comprehensive consideration of all the information provided throughout the year and at the April and May Meetings, and each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors and information, but not all the factors, the Board considered in deciding to renew the Advisory Agreements as well as the Board’s conclusions.

A.	Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund with particular focus on the services and enhancements to such services provided during the last year. The Independent Board Members considered the Investment Management Agreements and the Sub-Advisory Agreements separately in the course of their review. With this approach, they considered the respective roles of the Adviser and the Sub-Advisers in providing services to the applicable Fund(s).

The Board recognized that the Nuveen funds operate in a highly regulated industry and, therefore, the Adviser has provided a wide array of management, oversight and administrative services to manage and operate the funds, and the scope and complexity of these services have expanded over time as a result of, among other things, regulatory and other developments. The Board accordingly considered the extensive resources, tools and capabilities available to the Adviser to operate and manage the Nuveen funds. With respect to the Adviser, as a general matter, some of these services it and its affiliates provide to the Nuveen funds include, but are not limited to: product management (such as setting dividends, analyzing fund expenses, providing competitive analysis, and providing due diligence support); investment oversight, risk management and securities valuation services (such as overseeing and reviewing the various sub-advisers to the Nuveen funds and their investment teams; analyzing fund performance and risk data; overseeing operational and risk management; participating in financial statement, marketing and risk disclosures; providing daily valuation services and developing related valuation policies, procedures and methodologies; periodic testing of audit and regulatory requirements; participating in product development and management processes; participating in leverage management, liquidity monitoring and counterparty credit oversight; providing due diligence and overseeing fund accounting and custody providers; overseeing third party pricing services and periodically assessing investment and liquidity risks); fund administration (such as preparing fund tax returns and other tax compliance services; preparing regulatory filings; overseeing the funds’ independent public accountants and other service providers; analyzing products and enhancements; and managing fund budgets and expenses); oversight of shareholder services and transfer agency functions (such as overseeing transfer agent service providers which include registered shareholder customer service and transaction processing; overseeing proxy solicitation and tabulation services; and overseeing the production and distribution of financial reports by service providers); Board relations services (such as organizing and administering Board and committee meetings, preparing various reports to the Board and committees and providing other support services); compliance and regulatory oversight services (such as managing compliance policies; monitoring compliance with applicable fund policies and laws and regulations; devising internal compliance programs and a framework to review and assess compliance programs; evaluating the compliance programs of the various sub-advisers to the Nuveen funds and certain other service providers; responding to regulatory requests; and preparing compliance training materials); legal support and oversight of outside law firms (such as helping to prepare and file registration statements and proxy statements; overseeing fund activities and providing legal interpretations regarding such activities; maintaining regulatory registrations and negotiating agreements with other fund service providers; and monitoring changes in regulatory requirements and commenting on rule proposals impacting investment companies); and with respect to closed-end funds, managing leverage, monitoring asset coverage and promoting an orderly secondary market.

In evaluating services, the Board reviewed various highlights of the initiatives the Adviser and its affiliates have undertaken or continued in 2020 to benefit the Nuveen complex and/or particular Nuveen funds and meet the requirements of an increasingly complex regulatory environment including, but not limited to:

•

Centralization of Functions – ongoing initiatives to centralize investment leadership, market approach and shared support functions within Nuveen and its affiliates in seeking to operate more effectively the business and enhance the services to the Nuveen funds;

•

Fund Improvements and Product Management Initiatives – continuing to proactively manage the Nuveen fund complex as a whole and at the individual fund level with an aim to continually improve product platforms and investment strategies to better serve shareholders through, among other things, rationalizing the product line and gaining efficiencies through mergers, repositionings and liquidations; launching new funds; reviewing and updating investment policies and benchmarks; and modifying portfolio management teams for various funds;

•

Investment Team Integrations – continuing to integrate and adjust the members of certain investment teams, in part, to allow greater access to tools and resources within the Nuveen organization and its affiliates;

•	Capital Initiatives – continuing to invest capital to support new Nuveen funds with initial capital as well as to support existing funds and facilitate regulatory or logistical changes;

•

Compliance Program Initiatives – continuing efforts to mitigate compliance risk, increase operating efficiencies, implement enhancements to strengthen key compliance program elements and support international business growth and other corporate objectives;

•

Investment Oversight – preparing reports to the Board addressing, among other things, fund performance; market conditions; investment teams; new products; changes to mandates, policies and benchmarks; and other management proposals;

•

Risk Management and Valuation Services – continuing to oversee and manage risk including, among other things, conducting daily calculations and monitoring of risk measures across the Nuveen funds, instituting appropriate investment risk controls, providing risk reporting throughout the firm, participating in internal oversight committees, and continuing to implement an operational risk framework that seeks to provide greater transparency of operational risk matters across the complex as well as provide multiple other risk programs that seek to provide a more disciplined and consistent approach to identifying and mitigating Nuveen’s operational risks. Further, the securities valuation team continues, among other things, to oversee the daily valuation process of the portfolio securities of the funds, maintains the valuation policies and procedures, facilitates valuation committee meetings, manages relationships with pricing

Annual Investment Management Agreement Approval Process (continued)

(Unaudited)

vendors, and prepares relevant valuation reports and designs methods to simplify and enhance valuation workflow within the organization;

•

Regulatory Matters – continuing efforts to monitor regulatory trends and advocate on behalf of Nuveen and/or the Nuveen funds, to implement and comply with new or revised rules and mandates and to respond to regulatory inquiries and exams;

•

Government Relations – continuing efforts of various Nuveen teams and Nuveen’s affiliates to develop policy positions on a broad range of issues that may impact the Nuveen funds, advocate and communicate these positions to lawmakers and other regulatory authorities and work with trade associations to ensure these positions are represented;

•

Business Continuity, Disaster Recovery and Information Security – continuing efforts of Nuveen to periodically test and update business continuity and disaster recovery plans and, together with its affiliates, to maintain an information security program designed to identify and manage information security risks, and provide reports to the Board, at least annually, addressing, among other things, management’s security risk assessment, cyber risk profile, potential impact of new or revised laws and regulations, incident tracking and other relevant information technology risk-related reports;

•

Dividend Management Services – continuing to manage the dividends among the varying types of Nuveen funds within the Nuveen complex to be consistent with the respective fund’s product design and positioning in striving to deliver those earnings to shareholders in a relatively consistent manner over time as well as assisting in the development of new products or the restructuring of existing funds; and

•	with respect specifically to closed-end funds, such continuing services also included:

•

Leverage Management Services – continuing to actively manage the various forms of leverage utilized across the complex, including through committing resources and focusing on sourcing/structure development and bank provider management, which was key to navigating the respective funds through the COVID-related market volatility in 2020;

•

Capital Management, Market Intelligence and Secondary Market Services – ongoing capital management efforts through shelf offerings, share repurchases, tender offers and capital return programs as well as providing market data analysis to help understand closed-end fund ownership cycles and their impact on secondary market trading as well as to improve proxy solicitation efforts; and

•

Closed-end Fund Investor Relations Program – maintaining the closed-end fund investor relations program which, among other things, raises awareness, provides educational materials and cultivates advocacy for closed-end funds and the Nuveen closed-end fund product line.

In its review, the Board recognized that Nuveen’s risk management, compliance, technology and operations capabilities are all integral to providing its investment management services to the Nuveen funds. Further, the Board noted the benefits to shareholders of investing in a Nuveen fund, as each Nuveen fund is a part of a large fund complex with a variety of investment disciplines, capabilities, expertise and resources available to navigate and support the funds including during stressed times as occurred in the market in the first half of 2020. The Board recognized the impact of the COVID-19 pandemic during the year and the adaptations required by service providers to continue to deliver their services to the Nuveen funds, including working remotely. In this regard, the Board noted the ability of the Adviser and the various sub-advisers to the Nuveen funds to provide continuously their services notwithstanding the significant disruptions caused by the pandemic. In addition to the services provided by the Adviser, the Board also considered the risks borne by the Adviser and its affiliates in managing the Nuveen funds, including entrepreneurial, operational, reputational, regulatory and litigation risks.

The Board further considered the division of responsibilities between the Adviser and the respective Sub-Adviser and recognized that the Sub-Advisers and their investment personnel generally are responsible for the management of each applicable Fund’s portfolio under the oversight of the Adviser and the Board. The Board considered an analysis of each Sub-Adviser provided by the Adviser which included, among other things, the assets under management of the applicable

Sub-Adviser or investment team and changes thereto, a summary of the applicable investment team and changes thereto, the investment process and philosophy of the applicable investment team, the performance of the Nuveen funds sub-advised by such Sub-Adviser over various periods of time and a summary of any significant policy and/or other changes to the Nuveen funds sub-advised by such Sub-Adviser. The Board further considered at the May Meeting or prior meetings evaluations of each Sub-Adviser’s compliance programs and trade execution. The Board also considered the structure of investment personnel compensation programs and whether this structure provides appropriate incentives to act in the best interests of the respective Nuveen funds. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.

Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.

B.	The Investment Performance of the Funds and Fund Advisers

In evaluating the quality of the services provided by the Fund Advisers, the Board also received and considered a variety of investment performance data of the Nuveen funds they advise. In evaluating performance, the Board recognized that performance data may differ significantly depending on the ending date selected, particularly during periods of market volatility, and therefore considered performance over a variety of time periods that may include full market cycles. In this regard, the Board reviewed, among other things, Fund performance over the quarter, one-, three- and five-year periods ending December 31, 2020 as well as performance data periods ending nearer to the May Meeting, including the quarter, one-, three- and five-year periods ending March 31, 2021 and May 14, 2021. The performance data prepared for the annual review of the advisory agreements for the Nuveen funds supplemented the fund performance data that the Board received throughout the year at its meetings representing differing time periods. In its review, the Board took into account the discussions with representatives of the Adviser; the Adviser’s analysis regarding fund performance that occurred at these Board meetings with particular focus on funds that were considered performance outliers (both overperformance and underperformance); the factors contributing to the performance; and any recommendations or steps taken to address performance concerns. Regardless of the time period reviewed by the Board, the Board recognized that shareholders may evaluate performance based on their own holding periods which may differ from the periods reviewed by the Board and lead to differing results.

In its review, the Board reviewed both absolute and relative fund performance during the annual review over the various time periods. With respect to the latter, the Board considered fund performance in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). For Nuveen funds that had changes in portfolio managers since 2018 or significant changes, among other things, to their investment strategies or policies since 2019, the Board reviewed certain performance data comparing the performance of such funds before and after such changes. In considering performance data, the Board is aware of certain inherent limitations with such data, including that differences between the objective(s), strategies and other characteristics of the Nuveen funds compared to the respective Performance Peer Group and/or benchmark(s) (such as differences in the use of leverage) as well as differences in the composition of the Performance Peer Group over time will necessarily contribute to differences in performance results and limit the value of the comparative information. To assist the Board in its review of the comparability of the relative performance, the Adviser has ranked the relevancy of the peer group to the funds as low, medium or high.

The Board also evaluated performance in light of various relevant factors, including, among other things, general market conditions, issuer-specific information, asset class information, leverage and fund cash flows. In relation to general market conditions, the Board recognized the significant market decline in the early part of 2020 in connection with, among other things, the impact of the COVID-19 pandemic and that such a period of underperformance and market volatility may significantly weigh on the longer term performance results. Accordingly, depending on the facts and circumstances including any differences between the respective Nuveen fund and its benchmark and/or Performance Peer Group, the Board may be satisfied with a fund’s performance notwithstanding that its performance may be below that of its benchmark or peer group for certain periods. However, with respect to any Nuveen funds for which the Board had identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any steps undertaken.

Annual Investment Management Agreement Approval Process (continued)

(Unaudited)

The secondary market trading of shares of the Nuveen closed-end funds continues to be a priority for the Board given its importance to shareholders, and therefore data reflecting the premiums and discounts at which the shares of the closed-end funds trade are reviewed by the Board during its annual review and by the Board and/or its Closed-end Fund committee during its respective quarterly meetings throughout the year. The Board continuously reviews all closed-end fund discounts and the fund’s performance relative to both primary and secondary benchmarks and peers. In its review, the Board considers, among other things, changes to investment mandates and guidelines, enhanced and attractive distribution policies, leverage levels and types, fund reorganizations, share repurchases and similar capital market actions and effective communications programs to build greater awareness and deepen understanding of closed-end funds.

The Board’s determinations with respect to each Fund are summarized below.

For the Real Estate Income Fund, the Board noted that the Fund’s performance was below the performance of its blended benchmark for the one-, three- and five-year periods ended December 31, 2020 and that the Fund ranked in the fourth quartile of its Performance Peer Group for the one- and five-year periods ended December 31, 2020 and the third quartile of its Performance Peer Group for the three-year period ended December 31, 2020. Although the Fund’s performance was below the performance of its blended benchmark for the five-year period ended March 31, 2021, the Fund outperformed its blended benchmark and ranked in the first quartile of its Performance Peer Group for the one- and three-year periods ended March 31, 2021 and ranked in the third quartile of its Performance Peer Group for the five-year period ended March 31, 2021. For the periods ended May 14, 2021, the Fund outperformed its blended benchmark for the one-, three- and five-year periods and ranked in the first quartile of its Performance Peer Group for the one- and three-year periods and second quartile of its Performance Peer Group for the five-year period. In considering performance, the Board, however, recognized that the Performance Peer Group was classified as low for relevancy. Based on its review, the Board was satisfied with the Fund’s overall performance.

For the Real Asset Income and Growth Fund, the Board noted that the Fund’s performance was below the performance of its blended benchmark for the one-, three- and five-year periods ended December 31, 2020 and the Fund ranked in the fourth quartile of its Performance Peer Group for the one- and three-year periods ended December 31, 2020 and third quartile for the five-year period ended December 31, 2020. While the Fund’s performance was below the performance of its blended benchmark for the three- and five-year periods ended March 31, 2021, the Fund outperformed its blended benchmark for the one-year period ended March 31, 2021. In addition, although the Fund ranked in the fourth quartile of its Performance Peer Group for the three-year period ended March 31, 2021, the Fund ranked in the second quartile of its Performance Peer Group for the one-year period ended March 31, 2021 and third quartile for the five-year period ended March 31, 2021. For the periods ended May 14, 2021, although the Fund’s performance was below the performance of its blended benchmark for the three- and five-year periods, the Fund outperformed its blended benchmark for the one-year period. Further, for the periods ended May 14, 2021, although the Fund ranked in the fourth quartile of its Performance Peer Group for the three-year period, the Fund ranked in the first quartile for the one-year period and third quartile for the five-year period. In considering performance, the Board, however, recognized that the Performance Peer Group was classified as low for relevancy. Based on its review, the Board was satisfied with the Fund’s overall performance.

C.	Fees, Expenses and Profitability
1.	Fees and Expenses

As part of its annual review, the Board considered the contractual management fee and net management fee (the management fee after taking into consideration fee waivers and/or expense reimbursements, if any) paid by a Nuveen fund to the Adviser in light of the nature, extent and quality of the services provided. The Board also considered the total operating expense ratio of each fund before and after any fee waivers and/or expense reimbursements. More specifically, the Independent Board Members reviewed, among other things, each fund’s gross and net management fee rates (i.e., before and after expense reimbursements and/or fee waivers, if any) and net total expense ratio in relation to those of a comparable universe of funds (the “Peer Universe”) established by Broadridge. The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and recognized that differences between the applicable fund and its respective Peer Universe as well as changes to the composition of the Peer Universe from year to year may limit some of the value of the comparative data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund.

In their review, the Independent Board Members considered, in particular, each fund with a net expense ratio (excluding investment-related costs of leverage) of six basis points or higher compared to that of its peer average (each, an “Expense Outlier Fund”) and an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. In addition, although the Board reviewed a fund’s total net expenses both including and excluding investment-related expenses (i.e., leverage costs) and taxes for certain of the closed-end funds, the Board recognized that leverage expenses will vary across funds and in comparison to peers because of differences in the forms and terms of leverage employed by the respective fund. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees (excluding leverage costs and leveraged assets) to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. The Independent Board Members also considered, in relevant part, a fund’s net management fee and net total expense ratio in light of its performance history.

In their review of the fee arrangements for the Nuveen funds, the Independent Board Members considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules. The Board noted that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by approximately $58.4 million and fund-level breakpoints reduced fees by approximately $69.6 million in 2020.

With respect to the Sub-Advisers, the Board also considered the sub-advisory fee schedule paid to each Sub-Adviser in light of the sub-advisory services provided to the respective Fund, the breakpoint schedule and comparative data of the fees such Sub-Adviser charges to other clients, if any. In its review, the Board recognized that the compensation paid to the Sub-Advisers is the responsibility of the Adviser, not the Funds.

The Independent Board Members noted that (a) the Real Estate Income Fund had a net management fee and a net expense ratio that were below the respective peer averages; and (b) the Real Asset Income and Growth Fund had a net management fee that was in line with the peer average and a net expense ratio that was below the peer average.

Based on its review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2.	Comparisons with the Fees of Other Clients

In determining the appropriateness of fees, the Board also considered information regarding the fee rates the respective Fund Advisers charged to certain other types of clients and the type of services provided to these other clients. With respect to the Adviser and/or NAM, such other clients may include retail and institutional managed accounts advised by such Sub-Adviser; hedge funds managed by such Sub-Adviser; investment companies offered outside the Nuveen family and sub-advised by such Sub-Adviser; foreign investment companies offered by Nuveen and sub-advised by such Sub-Adviser; and collective investment trusts sub-advised by such Sub-Adviser. The Board further noted that the Adviser also advised certain exchange-traded funds (“ETFs”) sponsored by Nuveen.

The Board recognized that NAM was an affiliated sub-adviser and, with respect to affiliated sub-advisers, reviewed, among other things, the range of fees assessed for managed accounts, hedge funds (along with their performance fee) and foreign investment companies offered by Nuveen. The Board also reviewed the fee range and average fee rate of certain selected investment strategies offered in retail and institutional managed accounts advised by NAM, the hedge funds advised by NAM (along with their performance fee) and non-Nuveen investment companies sub-advised by certain affiliated sub-advisers.

In considering the fee data of other clients, the Board recognized, among other things, the differences in the amount, type and level of services provided to the Nuveen funds relative to other clients as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in the fee schedules. The Board recognized the breadth of services the Adviser had provided to the Nuveen funds compared to the other types of clients as the funds operate in a highly regulated industry with increasing regulatory requirements as well as

Annual Investment Management Agreement Approval Process (continued)

(Unaudited)

the increased entrepreneurial, legal and regulatory risks that the Adviser incurs in sponsoring and managing the funds. Further, with respect to ETFs, the Board considered that Nuveen ETFs were passively managed compared to the active management of the other Nuveen funds which contributed to the differences in fee levels between the Nuveen ETFs and other Nuveen funds. In general, higher fee levels reflect higher levels of service provided by the Adviser, increased investment management complexity, greater product management requirements, and higher levels of business risk or some combination of these factors. The Board further considered that NAM’s fee is essentially for portfolio management services and therefore more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial, legal and regulatory risks incurred in sponsoring and advising a registered investment company.

The Board recognized that Security Capital was an unaffiliated sub-adviser. With respect to Security Capital, the Independent Board Members reviewed the average fee rates that such Sub-Adviser charges for other clients. The Independent Board Members noted that the Sub-Advisory Agreement with Security Capital, including the fees thereunder, was the result of arm’s length negotiations and that Security Capital’s fees were reasonable in relation to the fees it assessed other clients.

3.	Profitability of Fund Advisers

In their review, the Independent Board Members considered information regarding Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2020 and 2019. The Board reviewed, among other things, Nuveen’s net margins (pre-tax) (both including and excluding distribution expenses); gross and net revenue margins (pre- and post-tax and excluding distribution) from Nuveen funds only; revenues, expenses and net income (pre- and post-tax and before distribution expenses) of Nuveen for fund advisory services; and comparative profitability data comparing the operating margins of Nuveen compared to the adjusted operating margins of certain peers that had publicly available data and with the most comparable assets under management (based on asset size and asset composition) for each of the last two calendar years. In reviewing the peer comparison data, the Independent Board Members noted that Nuveen Investments, Inc.’s operating margins were on the low range compared to the total company adjusted operating margins of the peers. The Board also reviewed the revenues and expenses the Adviser derived from its ETF product line for the 2019 and 2020 calendar years.

In reviewing the profitability data, the Independent Board Members recognized the subjective nature of calculating profitability as the information is not audited and is dependent on cost allocation methodologies to allocate corporate-wide expenses to the Nuveen complex and its affiliates and to further allocate such Nuveen complex expenses between the Nuveen fund and non-fund businesses. Generally, fund-specific expenses are allocated to the Nuveen funds and partial fund-related expenses and/or corporate overhead and shared costs (such as legal and compliance, accounting and finance, information technology and human resources and office services) are partially attributed to the funds pursuant to cost allocation methodologies. The Independent Board Members reviewed a description of the cost allocation methodologies employed to develop the financial information, a summary of the history of changes to the methodology over the years from 2010 to 2020, and the net revenue margins derived from the Nuveen funds (pre-tax and including and excluding distribution) and total company margins from Nuveen Investments, Inc. compared to the firm-wide adjusted margins of the peers for each calendar year from 2010 to 2020. The Board had also appointed three Independent Board Members to serve as the Board’s liaisons, with the assistance of independent counsel, to review the development of the profitability data and any proposed changes to the cost allocation methodology prior to incorporating any such changes and to report to the full Board. The Board recognized that other reasonable and valid allocation methodologies could be employed and could lead to significantly different results. The Independent Board Members also considered the key drivers behind the revenue and expense changes that impacted Nuveen’s net margins between 2019 and 2020. The Board also noted the reinvestments Nuveen and/or its parent made into its business through, among other things, the investment of seed capital in certain Nuveen funds and continued investments in enhancements to information technology, portfolio accounting systems and the global trading platform.

In reviewing the comparative peer data noted above, the Board considered that the operating margins of Nuveen Investments, Inc. were in the lower half of the peer group range; however, the Independent Board Members also recognized the limitations of the comparative data given that peer data is not generally public and the calculation of profitability is subjective and affected by numerous factors (such as types of funds a peer manages, its business mix, its cost of capital, the numerous assumptions underlying the methodology used to allocate expenses and other factors) that can have a significant impact on the results.

Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). Accordingly, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2020 and 2019 calendar years to consider the financial strength of TIAA. The Board recognized the benefit of an investment adviser and its parent with significant resources, particularly during periods of market volatility as experienced with the COVID-19 pandemic.

In addition to Nuveen, the Independent Board Members considered the profitability of the Sub-Advisers from their relationships with the Nuveen funds. With respect to NAM, the Independent Board Members reviewed, among other things, such Sub-Adviser’s revenues, expenses and net revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2020 as well as its pre- and post-tax net revenue margins for 2020 compared to such margins for 2019. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for NAM for the calendar year ending December 31, 2020 and the pre- and post-tax revenue margins from 2020 and 2019. With respect to Security Capital, the Independent Board Members considered a profitability and margin analysis for such Sub-Adviser, generally including revenues, expenses and operating margins for its advisory services to the applicable Nuveen funds for the calendar years 2020 and 2019.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.

Based on a consideration of all the information provided, the Board noted that Nuveen’s and each Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.

D.	Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Board considered whether there have been economies of scale with respect to the management of the Nuveen funds and whether these economies of scale have been appropriately shared with the funds. The Board recognized that although economies of scale are difficult to measure and certain expenses may not decline with a rise in assets, there are several methods to help share the benefits of economies of scale, including breakpoints in the management fee schedule, fee waivers and/or expense limitations, the pricing of Nuveen funds at scale at inception and investments in Nuveen’s business which can enhance the services provided to the funds for the fees paid. The Board noted that Nuveen generally has employed these various methods, and the Board considered the extent to which the Nuveen funds will benefit from economies of scale as their assets grow. In this regard, the Board noted that the management fee of the Adviser is generally comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. The Board reviewed the fund-level and complex-level fee schedules. The Board considered that the fund-level breakpoint schedules are designed to share economies of scale with shareholders if the particular fund grows, and the complex-level breakpoint schedule is designed to deliver the benefits of economies of scale to shareholders when the eligible assets in the complex pass certain thresholds even if the assets of a particular fund are unchanged or have declined. With respect to the Nuveen closed-end funds, the Independent Board Members noted that, although such funds may from time to time make additional share offerings, the growth of their assets would occur primarily through the appreciation of such funds’ investment portfolios. Further, in the calculation of the complex-level component, the Board noted that it had approved the acquisition of several Nuveen funds by similar TIAA-CREF funds in 2019. However, to mitigate the loss of the assets of these Nuveen funds deemed eligible to be included in the calculation of the complex-wide fee when these Nuveen funds left the complex upon acquisition, Nuveen agreed to credit approximately $604.5 million to assets under management to the Nuveen complex in calculating the complex-wide component.

The Independent Board Members also recognized the Adviser’s continued reinvestment in its business through various initiatives including maintaining a seed account available for investments into Nuveen funds and investing in its internal

Annual Investment Management Agreement Approval Process (continued)

(Unaudited)

infrastructure, information technology and other systems that will, among other things, consolidate and enhance accounting systems, integrate technology platforms to support growth and efficient data processing, and further develop its global trading platform to enhance the investment process for the investment teams.

Based on its review, the Board concluded that the current fee arrangements together with the Adviser’s reinvestment in its business appropriately shared any economies of scale with shareholders.

E.	Indirect Benefits

The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Board considered the compensation that an affiliate of the Adviser received for serving as co-manager in the initial public offerings of new closed-end funds and for serving as an underwriter on shelf offerings of existing closed-end funds. In addition, the Independent Board Members also noted that various sub-advisers (including each Sub-Adviser) may engage in soft dollar transactions pursuant to which they may receive the benefit of research products and other services provided by broker-dealers executing portfolio transactions on behalf of the applicable Nuveen funds. The Board also noted that any benefits for a sub-adviser when transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions.

Based on its review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F.	Other Considerations

The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Notes

Notes

Notes

Nuveen:

Serving Investors for Generations

Since 1898, financial professionals and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial professional, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/closed-end-funds

Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com	ESA-C-0621D 1739057-INV-B-08/22

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item  2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(a)(4) Change in the registrant’s independent public accountant. Not applicable.

(b) If the report is filed under Section  13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2 (b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section  1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section  18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Real Estate Income Fund

By (Signature and Title)	/s/ Mark L. Winget
Mark L. Winget
Vice President and Secretary

Date: September 2, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ David J. Lamb
David J. Lamb
Chief Administrative Officer
(principal executive officer)

Date: September 2, 2021

By (Signature and Title)	/s/ E. Scott Wickerham
E. Scott Wickerham
Vice President and Controller
(principal financial officer)

Date: September 2, 2021